Registration Nos.:  2-15184
                                                                         811-881

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              |  X  |

Pre-Effective Amendment No.                                          |     |

Post-Effective Amendment No. 101                                     |  X  |

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |  X  |

Amendment No. 42                                                     |  X  |

                             COLONIAL TRUST III
              (Exact Name of Registrant as Specified in Charter)
               One Financial Center, Boston, Massachusetts 02lll
                   (Address of Principal Executive Offices)

                                 617-426-3750
             (Registrant's Telephone Number, including Area Code)

Name and Address
of Agent for Service                            Copy to
--------------------                            -------------------
Nancy L. Conlin, Esq.                           John M. Loder, Esq.
Colonial Management                             Ropes & Gray
 Associates, Inc.                               One International Place
One Financial Center                            Boston, Massachusetts 02110-2624
Boston, Massachusetts  02111

It is proposed that the filing will become effective (check appropriate box):

[       ]  immediately upon filing pursuant to paragraph (b)

[       ]  on (date) pursuant to paragraph (b)

[       ]  60 days after filing pursuant to paragraph (a)(1)

[       ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[   X   ]  75 days after filing pursuant to paragraph (a)(2)

[       ]  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[       ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               COLONIAL TRUST III

                              Cross Reference Sheet

                    (The Crabbe Huson Special Fund, Classes A, B, C)
                 (Crabbe Huson Small Cap Fund, Classes A, B, C)
                   (Crabbe Huson Equity Fund, Classes A, B, C)
              (Crabbe Huson Asset Allocation Fund, Classes A, B, C)
            (Crabbe Huson Real Estate Investment Fund, Classes A, B, C)
              (Crabbe Huson Oregon Tax-Free Fund, Classes A, B, C)
                       (Crabbe Huson Income Fund, Class A)



Item Number of Form N-1A                Prospectus Location or Caption

Part A

1.                                      Cover Page

2.                                      Summary of Expenses

3.                                      The Funds' Financial History

4. Organization and History; The Funds' Investment Objectives; How the Funds Pursue their Objective and Certain Risk Factors; Investment Techniques and Additional Risk Factors

5.                                      Cover Page; How the Funds are Managed;
                                        Organization and History; Back Cover

6.                                      Organization and History; Distributions
                                        and Taxes; How to Buy Shares

7.                                      Summary of Expenses; How to Buy Shares;
                                        How the Funds Value their Shares;
                                        Cover Page; 12b-1 Plan; Back Cover

8.                                      Summary of Expenses; How to Sell Shares;
                                        How to Exchange Shares; Telephone
                                        Transactions

9.                                      Not Applicable

October 7, 1998

THE CRABBE HUSON SPECIAL FUND

CRABBE HUSON SMALL CAP FUND

CRABBE HUSON REAL ESTATE INVESTMENT FUND

CRABBE HUSON EQUITY FUND

CRABBE HUSON ASSET
ALLOCATION FUND

CRABBE HUSON OREGON
TAX-FREE FUND

CRABBE HUSON INCOME FUND

PROSPECTUS

Colonial Management Associates, Inc. (Administrator) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

The Crabbe Huson Special Fund (Special Fund) seeks significant long-term capital appreciation.

Crabbe Huson Small Cap Fund (Small Cap Fund) seeks to provide long-term capital appreciation.

Crabbe Huson Real Estate Investment Fund (Real Estate Fund) seeks to provide growth of capital and current income.

Crabbe Huson Equity Fund (Equity Fund) seeks to provide long-term capital appreciation.

Crabbe Huson Asset Allocation Fund (Asset Allocation Fund) seeks preservation of capital, capital appreciation and income.

Crabbe Huson Oregon Tax-Free Fund (Oregon Tax-Free Fund) seeks to provide as high a level of income exempt from federal and Oregon income taxes as is consistent with prudent investment management and the preservation of capital.

Crabbe Huson Income Fund (Income Fund) seeks to provide the highest level of current income that is consistent with preservation of capital.

Each  of  the  Funds,   other  than  the  Oregon   Tax-Free   Fund  which  is  a
non-diversified portfolio, is a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company.

Each Fund is managed by The Crabbe Huson Group, Inc. (Adviser), an investment adviser since 1980 and an affiliate of the Administrator.

Contents                                              Page
Summary of Expenses
The Funds' Financial History
The Funds' Investment Objectives
How the Funds Pursue their Objective and
  Certain Risk Factors
Investment Techniques and Additional
  Risk Factors
How the Funds Measure their Performance
How the Funds are Managed
How the Funds Value their Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange  Shares
Telephone  Transactions
12b-1 Plans
Organization and History
Appendix A
Appendix B


This Prospectus is also available on-line at our Web site (http://www.libertyfunds.com). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Funds.


----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

THE SPECIAL FUND CAN ENTER INTO LEVERAGE TRANSACTIONS. THIS ACTIVITY COULD BE CONSIDERED SPECULATIVE AND COULD RESULT IN GREATER COST TO THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus explains concisely what you should know before investing in a Fund. Read it carefully and retain it for future reference. More detailed information about the Funds is in the October 7, 1998 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Administrator at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Funds offer multiple classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Each of the Class A, B and C shares is subject to a contingent redemption fee on redemptions and exchanges made within five business days of purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares." The Income Fund's Class A shares are closed to new purchases and exchanges into the Fund.

Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus concerning the Funds.

SUMMARY OF EXPENSES
Expenses are one of several factors to consider when investing in a Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class A, B and C shares of a Fund. See "How the Funds are Managed" and "12b-1 Plan" for more complete descriptions of each Fund's various costs and expenses.

Shareholder Transaction Expenses(1)(2)
Special Fund, Small Cap Fund, Real Estate Fund, Equity Fund, Asset Allocation Fund:
                                                                                      Class A        Class B         Class C
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)      5.75%          0.00%(4)         0.00%(4)
Maximum Contingent Deferred Sales Charge (as a % of offering price)(3)                1.00%(5)       5.00%            1.00%

Oregon Tax-Free Fund:
                                                                                      Class A        Class B         Class C
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)      4.75%          0.00%(4)         0.00%(4)
Maximum Contingent Deferred Sales Charge (as a % of offering price)(3)                1.00%(5)       5.00%            1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)  Does not apply to reinvested distributions.

(4) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

Estimated Annual Operating Expenses (as a % of average net assets)

                                                    Special Fund                            Small Cap Fund
                                         Class A      Class B       Class C       Class A        Class B       Class C

Management fee (after fee waiver)(6)      0.74%         0.74%          0.74%        0.80%         0.80%          0.80%
12b-1 fees                                0.25          1.00           1.00         0.25          1.00           1.00
Other expenses                            0.51          0.51           0.51         0.37          0.37           0.37
                                          ----          ----           ----         ----          ----           ----
Total operating expenses (after fee
waiver)(6)                                1.50%        2.25%           2.25%        1.50%         2.25%          2.25%
                                          ====         ====            ====         ====          ====           ====

                                                  Real Estate Fund                            Equity Fund
                                         Class A      Class B       Class C       Class A        Class B       Class C

Management fee (after fee waiver)(6)      0.72%         0.72%         0.72%         0.83%         0.83%          0.83%
12b-1 fees                                0.25          1.00          1.00          0.25          1.00           1.00
Other expenses                            0.53          0.53          0.53          0.34          0.34           0.34
                                          ----          ----          ----          ----          ----           ----
Total operating expenses (after
waiver)(6)                                1.50%         2.25%         2.25%         1.42%         2.17%          2.17%
                                          ====          ====          ====          ====          ====           ====

                                                Asset Allocation Fund                    Oregon Tax-Free Fund
                                         Class A      Class B       Class C       Class A        Class B       Class C

Management fee (after fee waiver)(6)      0.73%         0.73%         0.73%         0.40%         0.40%          0.40%
12b-1 fees                                0.25          1.00          1.00          0.25          1.00           1.00
Other expenses                            0.44          0.44          0.44          0.33          0.33           0.33
                                          ----          ----          ----          ----          ----           ----
Total operating expenses (after fee
waiver)(6)                                1.42%         2.17%         2.17%         0.98%         1.73%          1.73%
                                          ====          ====          ====          ====          ====           ====

                                                  Income Fund
                                                    Class A
Management fee (after fee waiver)(6)                  0.00%
12b-1 fees                                            0.25
Other expenses (after fee waiver)(6)                  0.55
                                                      ----
Total operating expenses (after fee waiver)(6)        0.80%
                                                      ====

(6) The Adviser has voluntarily agreed to waive a portion of its Management fee (and Other expenses as applicable) to the extent Total operating expenses (exclusive of the 0.75% Rule 12b-1 distribution fee) exceed 1.50% for the Special Fund, the Small Cap Fund and the Real Estate Fund, 1.42% for the Equity Fund and the Asset Allocation Fund, 0.98% for the Oregon Tax-Free Fund, and 0.80% for the Income Fund per annum of the Fund's net asset value. If the waivers were not made, the Funds' Management fees would have been 1.01%, 1.05%, 0.55%, 0.80%, 1.01%, 0.94%, 0.95%, and estimated Total operating expenses would have been 1.63%, 1.83%, 1.13%, 1.70%, 1.53% and 1.71%, respectively, for the Small Cap Fund, the Real Estate Fund, the Oregon Tax-Free Fund, the Asset Allocation Fund, the Equity Fund and the Special Fund. Income Fund's Management fee would have been 0.80%, estimated Other expenses would have been 1.56% and estimated Total operating expenses would have been 2.61% had the waivers not been made.

Example
The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The expense numbers in the Example assume the expense limit described above remains in effect for all periods referenced. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                             Special Fund                                                Small Cap Fund
             Class A           Class B                 Class C             Class A           Class B                Class C
Period:                     (7)         (8)      (7)          (8)                         (7)       (8)         (7)          (8)
1 year          $            $          $         $            $              $            $         $          $            $
3 years                                                                                                             (9)
5 years
10 years                       (10)
                                       (10)

                           Real Estate Fund                                                Equity Fund
             Class A           Class B                 Class C             Class A           Class B                Class C
Period:                     (7)         (8)      (7)          (8)                         (7)       (8)         (7)          (8)

1 year          $            $          $         $            $              $            $         $          $            $
3 years                                                                                                            (9)
5 years
10 years                       (10)     (10)

                         Asset Allocation Fund                                        Oregon Tax-Free Fund
             Class A           Class B                 Class C             Class A           Class B                Class C
Period:                     (7)         (8)      (7)          (8)                         (7)       (8)         (7)          (8)
1 year          $            $          $         $            $              $            $         $          $            $
3 years                                                                                                            (9)
5 years
10 years                       (10)      (10)

                              Income Fund
                                Class A
Period:
1 year                             $
3 years
5 years
10 years

 (7)      Assumes redemption at period end.
 (8)      Assumes no redemption.
 (9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.
(10) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.

THE FUNDS' FINANCIAL HISTORY

The following information for a share outstanding through October 31, 1997 has been audited by KPMG Peat Marwick LLP, each Fund's independent auditors, whose report dated December 3, 1997 is incorporated by reference in the Funds' Statement of Additional Information. For the years or periods ended on or after October 31, 1996, calculations are based on a share outstanding during the period. For years or periods ending prior to November 1, 1995, calculations are based on average number of shares outstanding for each year or period. The financial highlights for The Crabbe Huson Special Fund and Crabbe Huson Oregon Tax-Free Fund for the year ended October 31, 1988 were audited by other auditors whose reports dated December 28, 1988 and December 29, 1988, respectively, expressed unqualified opinions on such financial highlights. Prior to the date of this Prospectus, each Fund's Class A shares were known as the "Primary Class" and no Class B or Class C shares had been offered.

CRABBE HUSON SPECIAL FUND - CLASS A
                                         (UNAUDITED)
                                         PERIOD ENDED                                     YEAR ENDED
                                         ------------        --------------------------------------------------------------------
                                           4/30/98            10/31/97     10/31/96        10/31/95     10/31/94       10/31/93
                                         ----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....      $16.80            $13.71       $13.80          $14.08       $11.82          $8.36
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................        0.02              0.15         0.14            0.27         0.05          (0.08)
Net Realized & Unrealized Gain (Loss) on
  Investments...........................       (1.17)             3.41         0.55           (0.29)        2.30           3.54
                                         ----------------------------------------------------------------------------------------
    Total from Investment Operations....       (1.15)             3.56         0.69           (0.02)        2.35           3.46
LESS DISTRIBUTIONS
Distributions from Net Investment
  Income................................        0.12              0.14         0.21            0.02         0.00           0.00
Distributions in excess of Net
  Investment Income.....................        0.04              0.00         0.00            0.00         0.09           0.00
Distributions from Capital
  Gains.................................        1.69              0.33         0.57            0.24         0.00           0.00
                                         ----------------------------------------------------------------------------------------
    Total Distributions.................        1.85              0.47         0.78            0.26         0.09           0.00
                                         ----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........      $13.80            $16.80       $13.71          $13.80       $14.08         $11.82
                                         ----------------------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------------------
TOTAL RETURN............................       (6.30)%           26.62%        5.03%           1.78%       22.40%         41.39%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......    $269,186          $396,335     $481,039        $878,560     $319,811       $238,167
Ratio of Expenses to Average Net
  Assets................................        1.50%(a)(b)       1.50%        1.37%(a)        1.40%        1.44%          1.57%
Ratio of Net Investment Income to
  Average Net Assets....................        0.45%(b)          0.86%        0.72%           1.95%        0.39%         (0.73)%
Portfolio Turnover Rate.................       13.54%            32.76%       32.88%         122.97%      146.44%         73.29%
Average Commission Rate (c).............     $0.0294           $0.0428      $0.0358              --           --             --


                                             10/31/92       10/31/91     10/31/90     10/31/89     10/31/88
                                         ------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....       $12.05          $8.78       $11.49        $9.69        $8.13
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................        (0.02)          0.04         0.15         0.21        (0.05)
Net Realized & Unrealized Gain (Loss) on
  Investments...........................        (1.62)          4.01        (1.43)        1.59         1.61
                                         ----------------------------------------------------------------------------------------

    Total from Investment Operations....        (1.64)          4.05        (1.28)        1.80         1.56
LESS DISTRIBUTIONS
Distributions from Net Investment
  Income................................         0.03           0.14         0.22         0.00         0.00
Distributions in excess of Net
  Investment Income.....................         2.02           0.64         1.21         0.00         0.00
Distributions from Capital
  Gains.................................         0.00           0.00         0.00         0.00         0.00
                                         ----------------------------------------------------------------------------------------

    Total Distributions.................         2.05           0.78         1.43         0.00         0.00
                                         ----------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........        $8.36         $12.05        $8.78       $11.49        $9.69
                                         ----------------------------------------------------------------------------------------

                                         ----------------------------------------------------------------------------------------

TOTAL RETURN............................         8.11%         49.58%      (10.90)%      18.68%       19.63%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......       $5,857         $3,542       $2,926       $3,356       $4,393
Ratio of Expenses to Average Net
  Assets................................         1.74%          1.92%        2.00%        2.00%        3.94%
Ratio of Net Investment Income to
  Average Net Assets....................        (0.25)%         0.32%        1.55%        1.96%        3.34%
Portfolio Turnover Rate.................       102.27%        256.68%      314.73%      275.62%      155.12%
Average Commission Rate (c).............           --             --           --           --           --

CRABBE HUSON SPECIAL FUND
THE FUNDS' FINANCIAL HISTORY  (CONTINUED)

                                            (UNAUDITED)
                                            PERIOD ENDED                           YEAR ENDED
                                          ----------------   ------------------------------------------------------
                                              4/30/98         10/31/97    10/31/96     10/31/95  10/31/94  10/31/93
                                          -------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (cont.)
Average Number of Shares Outstanding....   23,355,462*       27,679,105*       --           --        --        --
Amount of Debt Outstanding..............  $17,463,386                --        --           --        --        --
Average Amount of Debt Outstanding
  During the Period.....................   $9,226,961*       $1,701,322*       --           --        --        --
Average Amount of Debt Per Share During
  the Period............................        $0.40             $0.06        --           --        --        --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net
  Assets................................         1.75%(a)(b)       1.58%     1.37%(a)     1.40%     1.54%     1.59%
Ratio of Net Investment Income to
  Average Net Assets....................         0.20%(b)          0.78%     0.72%        1.95%     0.29%    (0.75)%
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net
  Assets................................         1.50%(b)          1.50%     1.37%          --        --        --
Ratio of Net Investment Income to
  Average Net Assets....................         0.45%(b)          0.86%     0.72%          --        --        --


                                          10/31/92  10/31/91  10/31/90 10/31/89 10/31/88
                                          -------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (cont.)
Average Number of Shares Outstanding....     --        --        --       --       --
Amount of Debt Outstanding..............     --        --        --       --       --
Average Amount of Debt Outstanding
  During the Period.....................     --        --        --       --       --
Average Amount of Debt Per Share During
  the Period............................     --        --        --       --       --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net
  Assets................................   2.18%     2.40%     2.86%    2.44%      --
Ratio of Net Investment Income to
  Average Net Assets....................  (0.69)%   (0.15)%    0.70%    1.53%      --
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net
  Assets................................     --        --        --       --       --
Ratio of Net Investment Income to
  Average Net Assets....................     --        --        --       --       --

CRABBE HUSON SMALL CAP FUND - CLASS A
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                                 (UNAUDITED)
                                                                 PERIOD ENDED      YEAR ENDED    PERIOD ENDED
                                                              ------------------   ----------   ---------------
                                                                   4/30/98          10/31/97      10/31/96(d)
                                                              -------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $15.48            $11.02       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................        (0.04)             0.00         0.03
Net Realized & Unrealized Gain (Loss) on Investments........        (0.07)             4.62         0.99
                                                              -------------------------------------------------
    Total from Investment Operations........................        (0.11)             4.62         1.02

LESS DISTRIBUTIONS
Distributions from Net Investment Income....................         0.00              0.02         0.00
Distributions from Capital Gains............................         1.24              0.14         0.00
                                                              -------------------------------------------------
    Total Distributions.....................................         1.24              0.16         0.00
                                                              -------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................       $14.13            $15.48       $11.02
                                                              -------------------------------------------------
                                                              -------------------------------------------------
TOTAL RETURN................................................         0.23%            42.38%       10.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................      $37,812           $42,563      $19,156
Ratio of Expenses to Average Net Assets.....................         1.50%(a)(b)       1.50%        1.50%(a)(b)
Ratio of Net Investment Income to Average Net Assets........        (0.57)%(b)         0.03%        0.70%(b)
Portfolio Turnover Rate.....................................         9.17%            65.11%       39.34%
Average Commission Rate (c).................................      $0.0357           $0.0363      $0.0275
Average Number of Shares Outstanding........................    9,483,973*               --           --
Amount of Debt Outstanding..................................           $0                --           --
Average Amount of Debt Outstanding During the Period........      $19,983*               --           --
Average Amount of Debt Per Share During the Period..........           $0                --           --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets.....................         1.59%(a)(b)       1.73%(a)     2.32%(a)(b)
Ratio of Net Investment Income to Average Net Assets........        (0.66)%(b)        (0.20)%(a)   (0.11)%(b)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets.....................         1.50%(b)          1.50%        1.51%(b)
Ratio of Net Investment Income to Average Net Assets........        (0.57)%(b)         0.03%        0.71%(b)

CRABBE HUSON ASSET ALLOCATION FUND - CLASS A
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                 (UNAUDITED)
                                                   PERIOD
                                                    ENDED
                                               ---------------                YEAR ENDED
                                                                 -------------------------------------
                                                   4/30/98        10/31/97       10/31/96     10/31/95
                                               -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $14.94           $13.39       $13.64       $12.87

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................         0.16             0.32         0.30         0.34
Net Realized & Unrealized Gain (Loss) on
  Investments................................         1.07             2.29         0.88         1.21
                                               -------------------------------------------------------
    Total from Investment Operations.........         1.23             2.61         1.18         1.55

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....         0.14             0.32         0.30         0.33
Distributions from Capital Gains.............         1.80             0.74         1.13         0.45
                                               -------------------------------------------------------
    Total Distributions......................         1.94             1.06         1.43         0.78
                                               -------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............       $14.23           $14.94       $13.39       $13.64
                                               -------------------------------------------------------
                                               -------------------------------------------------------
TOTAL RETURN.................................         9.47%           20.60%        8.96%       13.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $98,058          $95,960      $125,018     $136,530
Ratio of Expenses to Average Net Assets......         1.38%(b)         1.42%(a)     1.47%(a)     1.48%
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.35%(b)         2.25%        2.22%        2.57%
Portfolio Turnover Rate......................        58.19%          118.65%      252.29%      225.70%
Average Commission Rate (c)..................      $0.0566          $0.0529      $0.0536           --
Average Number of Shares Outstanding
  (Composite)................................    9,685,020*       8,772,675           --           --
Amount of Debt Outstanding...................           --               --           --           --
Average Amount of Debt Outstanding During the
  Period.....................................           --           $3,460           --           --
Average Amount of Debt Per Share During the
  Period.....................................        $0.00            $0.00           --           --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......         1.51%(b)         1.55%(a)     1.47%(a)     1.49%
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.22%(b)         2.12%(a)     2.22%(a)     2.56%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         1.38%(b)         1.42%        1.46%          --
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.35%(b)         2.25%        2.22%          --

CRABBE HUSON ASSET ALLOCATION FUND - CLASS A
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                                          YEAR ENDED                               PERIOD
                                                 ------------------------------------------------------------      ENDED
                                                                                                                  --------
                                                 10/31/94     10/31/93     10/31/92     10/31/91     10/31/90     10/31/89(e)
                                                 -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........   $13.52       $11.68       $11.00        $9.24       $10.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..........................     0.30         0.23         0.35         0.41         0.46         0.40
Net Realized & Unrealized Gain (Loss) on
  Investments..................................    (0.08)        2.09         0.82         1.82        (1.12)        0.29
                                                 -------------------------------------------------------------------------
    Total from Investment Operations...........     0.22         2.32         1.17         2.23        (0.66)        0.69

LESS DISTRIBUTIONS
Distributions from Net Investment Income.......     0.29         0.24         0.35         0.43         0.72         0.00
Distributions from Capital Gains...............     0.58         0.24         0.14         0.04         0.07         0.00
                                                 -------------------------------------------------------------------------
    Total Distributions........................     0.87         0.48         0.49         0.47         0.79         0.00
                                                 -------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................   $12.87       $13.52       $11.68       $11.00        $9.24       $10.69
                                                 -------------------------------------------------------------------------
                                                 -------------------------------------------------------------------------
TOTAL RETURN...................................     2.66%       20.93%       11.25%       24.55%       (6.40)%       9.30%(b)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..............  $110,152     $85,390      $55,099      $23,893      $13,174      $12,578
Ratio of Expenses to Average Net Assets........     1.44%        1.46%        1.52%        1.76%        1.90%        1.91%(b)
Ratio of Net Investment Income to Average Net
  Assets.......................................     2.30%        1.85%        3.02%        3.97%        4.51%        5.02%(b)
Portfolio Turnover Rate........................   149.19%      116.10%      155.26%      157.89%      161.72%       88.14%
Average Commission Rate (c)....................       --           --           --           --           --           --
Average Number of Shares Outstanding
  (Composite)..................................       --           --           --           --           --           --
Amount of Debt Outstanding.....................       --           --           --           --           --           --
Average Amount of Debt Outstanding During the
  Period.......................................       --           --           --           --           --           --
Average Amount of Debt Per Share During the
  Period.......................................       --           --           --           --           --           --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets........     1.52%        1.54%        1.62%        1.79%        1.93%        1.93%(b)
Ratio of Net Investment Income to Average Net
  Assets.......................................     2.22%        1.77%        2.92%        3.94%        4.49%        5.00%(b)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets........       --           --           --           --           --           --
Ratio of Net Investment Income to Average Net
  Assets.......................................       --           --           --           --           --           --

CRABBE HUSON EQUITY FUND - CLASS A
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                  (UNAUDITED)
                                                    PERIOD
                                                     ENDED                              YEAR ENDED
                                               -----------------     ------------------------------------------------
                                                    4/30/98             10/31/97          10/31/96         10/31/95
                                               ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $23.32                    $19.50        $18.17            $16.44

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................        0.06                      0.07          0.11              0.22
Net Realized & Unrealized Gain (Loss) on
  Investments................................        2.43                      5.36          2.33              1.75
                                               ----------------------------------------------------------------------
    Total from Investment Operations.........        2.49                      5.43          2.44              1.97

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....        0.05                      0.07          0.17              0.09
Distributions from Capital Gains.............        4.74                      1.54          0.94              0.15
                                               ----------------------------------------------------------------------
    Total Distributions......................        4.79                      1.61          1.11              0.24
                                               ----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $21.02                    $23.32        $19.50            $18.17
                                               ----------------------------------------------------------------------
                                               ----------------------------------------------------------------------
TOTAL RETURN.................................       13.87%                    29.87%        13.78%            13.37%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............    $401,045                  $380,047      $436,578          $387,184
Ratio of Expenses to Average Net Assets......        1.36%(a)(b)               1.42%(a)      1.38%(a)          1.40%
Ratio of Net Investment Income to Average Net
  Assets.....................................        0.57%(b)                  0.29%         0.56%             1.30%
Portfolio Turnover Rate......................       74.30%                   128.65%       117.00%            92.43%
Average Commission Rate (c)..................     $0.0572                   $0.0537       $0.0530                --
Average Number of Shares Outstanding
  (composite)................................  21,949,236*               19,623,834            --                --
Amount of Debt Outstanding...................          --                        --            --                --
Average Amount of Debt Outstanding During the
  Period.....................................     $47,731*                  $21,750            --                --
Average Amount of Debt Per Share During the
  Period.....................................       $0.00                     $0.00            --                --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......        1.38%(a)(b)               1.44%(a)      1.38%(a)          1.30%
Ratio of Net Investment Income to Average Net
  Assets.....................................        0.55%(b)                  0.27%         0.56%             1.28%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......        1.36%(b)                  1.42%         1.37%               --
Ratio of Net Investment Income to Average Net
  Assets.....................................        0.57%(b)                  0.29%         0.57%               --

CRABBE HUSON EQUITY FUND - CLASS A
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                                                                                      PERIOD
                                                                           YEAR ENDED                                  ENDED
                                                 --------------------------------------------------------------     -----------
                                                  10/31/94      10/31/93     10/31/92     10/31/91     10/31/90     10/31/89(f)
                                                 ------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $16.08       $13.03       $12.57        $8.54       $10.50          $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................         0.19         0.10         0.20         0.19         0.25            0.31
Net Realized & Unrealized Gain (Loss) on
  Investments................................         0.57         3.45         0.92         4.15        (1.67)           0.19
                                                 ------------------------------------------------------------------------------
    Total from Investment Operations.........         0.76         3.55         1.12         4.34        (1.42)           0.50

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....         0.04         0.11         0.10         0.31         0.39            0.00
Distributions from Capital Gains.............         0.36         0.39         0.56         0.00         0.15            0.00
                                                 ------------------------------------------------------------------------------
    Total Distributions......................         0.40         0.50         0.66         0.31         0.54            0.00
                                                 ------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............       $16.44       $16.08       $13.03       $12.57        $8.54          $10.50
                                                 ------------------------------------------------------------------------------
                                                 ------------------------------------------------------------------------------
TOTAL RETURN.................................         7.89%       29.90%       12.48%       52.44%      (14.97)%          6.72%(b)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............     $153,105      $34,520      $13,429       $5,930       $2,944          $5,018
Ratio of Expenses to Average Net Assets......         1.45%        1.49%        1.55%        1.84%        1.93%           1.69%(b)
Ratio of Net Investment Income to Average Net
  Assets.....................................         1.18%        0.67%        1.57%        1.60%        2.56%           3.98%(b)
Portfolio Turnover Rate......................       106.49%      114.38%      180.72%      171.82%      265.25%          90.54%
Average Commission Rate (c)..................           --           --           --           --           --              --
Average Number of Shares Outstanding
  (composite)................................           --           --           --           --           --              --
Amount of Debt Outstanding...................           --           --           --           --           --              --
Average Amount of Debt Outstanding During the
  Period.....................................           --           --           --           --           --              --
Average Amount of Debt Per Share During the
  Period.....................................           --           --           --           --           --              --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......         1.56%        1.64%        1.93%        2.41%        2.66%           1.97%(b)
Ratio of Net Investment Income to Average Net
  Assets.....................................         1.06%        0.52%        1.18%        1.03%        1.83%           3.68%(b)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......           --           --           --           --           --              --
Ratio of Net Investment Income to Average Net
  Assets.....................................           --           --           --           --           --              --

CRABBE HUSON REAL ESTATE INVESTMENT FUND - CLASS A
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                (UNAUDITED)
                                                PERIOD ENDED                    YEAR ENDED                   PERIOD ENDED
                                               --------------   ------------------------------------------   ------------
                                                  4/30/98          10/31/97       10/31/96      10/31/95     10/31/94(f)
                                               --------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $14.09               $11.58     $9.69         $9.50         $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................        0.23                 0.38      0.38          0.44           0.37
Net Realized & Unrealized Gain (Loss) on
  Investments................................        0.16                 3.02      2.01          0.31          (0.64)
                                               --------------------------------------------------------------------------
    Total from Investment Operations.........        0.39                 3.40      2.39          0.75          (0.27)

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....        0.23                 0.38      0.38          0.44           0.23
Distributions from Capital Gains.............        1.69                 0.51      0.12          0.12           0.00
                                               --------------------------------------------------------------------------
    Total Distributions......................        1.92                 0.89      0.50          0.56           0.23
                                               --------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $12.56               $14.09    $11.58         $9.69          $9.50
                                               --------------------------------------------------------------------------
                                               --------------------------------------------------------------------------
TOTAL RETURN.................................        3.04%               30.56%    25.39%         8.31%         (3.25)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............     $27,589              $34,259   $20,649       $18,986        $18,280
Ratio of Expenses to Average Net Assets......        1.50%(b)             1.50%(a)  1.50%(a)      1.50%          1.01%(b)
Ratio of Net Investment Income to Average Net
  Assets.....................................        3.35%(b)             2.93%     3.59%         4.59%          6.30%(b)
Portfolio Turnover Rate......................       54.52%               80.01%   120.19%        59.53%         43.30%
Average Commission Rate (c)..................     $0.0415              $0.0617   $0.0570            --             --
Average Number of Shares Outstanding.........   2,384,062*           2,494,659        --            --             --
Amount of Debt Outstanding...................    $143,864                   --        --            --             --
Average Amount of Debt Outstanding
    During the Period........................     $12,829*             $72,728        --            --             --
Average Amount of Debt Per Share
    During the Period........................       $0.01                $0.03        --            --             --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......        1.73%(b)             1.76%(a)    1.88%(a)    1.89%          2.03%(b)
Ratio of Net Investment Income to Average Net
  Assets.....................................        3.12%(b)             2.66%     3.21%         4.20%          5.28%(b)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......        1.50%(b)             1.50%     1.50%           --             --
Ratio of Net Investment Income to Average Net
  Assets.....................................        3.35%(b)             2.93%     3.59%           --             --

CRABBE HUSON OREGON TAX-FREE FUND - CLASS A
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                           (UNAUDITED)                  YEAR ENDED
                                                           PERIOD ENDED     ----------------------------------
                                                             4/30/98         10/31/97    10/31/96    10/31/95
                                                         -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................     $12.78              $12.50     $12.62      $11.99

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................................       0.27                0.54       0.54        0.55
Net Realized & Unrealized Gain (Loss) on Investments...      (0.07)               0.28      (0.12)       0.70
                                                         -----------------------------------------------------
    Total from Investment Operations...................       0.20                0.82       0.42        1.25

LESS DISTRIBUTIONS
Distributions from Net Investment Income...............       0.27                0.47       0.54        0.55
Distributions from Capital Gains.......................       0.03                0.07       0.00        0.07
                                                         -----------------------------------------------------
    Total Distributions................................       0.30                0.54       0.54        0.62
                                                         -----------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................     $12.68              $12.78     $12.50      $12.62
                                                         -----------------------------------------------------
                                                         -----------------------------------------------------
TOTAL RETURN...........................................       1.57%               6.67%      3.43%      10.66%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......................    $26,324             $26,487    $26,135     $28,070
Ratio of Expenses to Average Net Assets................       0.98%(a)(b)         0.98%      0.98%       0.98%
Ratio of Net Investment Income to Average Net Assets...       4.19%(b)            4.25%      4.33%       4.45%
Portfolio Turnover Rate................................      20.24%              17.19%     15.64%      22.91%
Average Number of Shares Outstanding...................  2,364,667*          2,073,284         --          --
Amount of Debt Outstanding.............................         --                  --         --          --
Average Amount of Debt Outstanding During the Period...     $7,376*             $2,734         --          --
Average Amount of Debt Per Share During the Period.....      $0.00               $0.00         --          --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets................       1.09%(a)(b)         1.10%      1.04%       1.08%
Ratio of Net Investment Income to Average Net Assets...       4.08%(b)            4.13%      4.27%       4.35%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets................       0.98%(b)            0.98%      0.98%         --
Ratio of Net Investment Income to Average Net Assets...       4.19%(b)            4.25%      4.33%         --

CRABBE HUSON OREGON TAX-FREE FUND -CLASS A
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                                                   YEAR ENDED
                                               ----------------------------------------------------------------------------------
                                                10/31/94    10/31/93    10/31/92    10/31/91    10/31/90    10/31/89    10/31/88
                                               ----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $12.80       $12.20      $12.14      $11.74      $11.72      $11.72      $11.08

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................      0.54         0.57        0.62        0.64        0.63        0.68        0.64
Net Realized & Unrealized Gain (Loss) on
  Investments................................     (0.80)        0.69        0.15        0.48        0.05        0.08        0.64
                                               ----------------------------------------------------------------------------------
    Total from Investment Operations.........     (0.26)        1.26        0.77        1.12        0.68        0.76        1.28

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....      0.54         0.57        0.62        0.65        0.64        0.67        0.64
Distributions from Capital Gains.............      0.01         0.09        0.09        0.07        0.02        0.09        0.00
                                               ----------------------------------------------------------------------------------
    Total Distributions......................      0.55         0.66        0.71        0.72        0.66        0.76        0.64
                                               ----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............    $11.99       $12.80      $12.20      $12.14      $11.74      $11.72      $11.72
                                               ----------------------------------------------------------------------------------
                                               ----------------------------------------------------------------------------------
TOTAL RETURN.................................     (2.06)%      10.71%       6.51%       9.85%       6.00%       6.67%      12.02%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............   $29,046      $29,408     $20,296     $18,383     $18,766     $19,173     $20,058
Ratio of Expenses to Average Net Assets......      0.98%        1.05%       1.11%       1.21%       1.38%       1.04%       1.21%
Ratio of Net Investment Income to Average Net
  Assets.....................................      4.37%        4.51%       5.04%       5.36%       5.41%       5.82%       5.53%
Portfolio Turnover Rate......................     20.58%       11.62%      25.30%      53.40%      58.52%      45.25%      31.44%
Average Number of Shares Outstanding.........        --           --          --          --          --          --          --
Amount of Debt Outstanding...................        --           --          --          --          --          --          --
Average Amount of Debt Outstanding During the
  Period.....................................        --           --          --          --          --          --          --
Average Amount of Debt Per Share During the
  Period.....................................        --           --          --          --          --          --          --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......      1.08%        1.09%       1.13%       1.24%       1.55%       1.16%       1.32%
Ratio of Net Investment Income to Average Net
  Assets.....................................      4.26%        4.46%       5.01%       5.34%       5.23%       5.71%       5.42%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......        --           --          --          --          --          --          --
Ratio of Net Investment Income to Average Net
  Assets.....................................        --           --          --          --          --          --          --

CRABBE HUSON INCOME FUND  - CLASS A
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                         (UNAUDITED)
                                                            PERIOD
                                                            ENDED                      YEAR ENDED
                                                         ------------   ----------------------------------------
                                                           4/30/98        10/31/97      10/31/96      10/31/95
                                                         -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $10.58         $10.20          $10.26         $9.71

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..................................      0.25           0.62            0.54          0.53
Net Realized & Unrealized Gain (Loss) on Investments...      0.14           0.38           (0.05)         0.58
                                                         -------------------------------------------------------
    Total from Investment Operations...................      0.39           1.00            0.49          1.11

LESS DISTRIBUTIONS
Distributions from Net Investment Income...............      0.26           0.62            0.55          0.53
Distributions in excess of Net Investment Income.......      0.29           0.00            0.00          0.03
Distributions from Capital Gains.......................      0.00           0.00            0.00          0.00
                                                         -------------------------------------------------------
    Total Distributions................................      0.55           0.62            0.55          0.56
                                                         -------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........................    $10.42         $10.58          $10.20        $10.26
                                                         -------------------------------------------------------
                                                         -------------------------------------------------------
TOTAL RETURN...........................................      3.79%         10.25%           4.94%        11.92%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)......................    $4,851         $3,248          $4,694        $7,190
Ratio of Expenses to Average Net Assets................      0.80%(b)       0.80%           0.80%         0.80%
Ratio of Net Investment Income to Average Net Assets...      5.68%(b)       5.96%           5.31%         5.47%
Portfolio Turnover Rate................................     31.96%         56.37%         468.75%       543.15%
Average Number of Shares Outstanding...................   365,372*       359,151              --            --
Amount of Debt Outstanding.............................        --             --              --            --
Average Amount of Debt Outstanding During the Period...      $162*        $1,408              --            --
Average Amount of Debt Per Share During the Period.....     $0.00          $0.00              --            --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets................      2.45%(b)       2.78%           2.29%         1.95%
Ratio of Net Investment Income to Average Net Assets...      4.03%(b)       3.98%           3.82%         4.32%

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets................      0.80%(b)       0.80%           0.80%           --
Ratio of Net Investment Income to Average Net Assets...      5.68%(b)       5.96%           5.31%           --

CRABBE HUSON INCOME FUND - CLASS A
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                                                                                        PERIOD
                                                                           YEAR ENDED                                    ENDED
                                               -------------------------------------------------------------------   -------------
                                                10/31/94      10/31/93      10/31/92      10/31/91      10/31/90      10/31/89(f)
                                               -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $10.75        $10.90        $10.63        $10.01        $10.27        $10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................       0.50          0.46          0.66          0.70          0.69          0.55
Net Realized & Unrealized Gain (Loss) on
  Investments................................      (0.76)         0.33          0.36          0.62         (0.24)         0.28
                                               -----------------------------------------------------------------------------------
    Total from Investment Operations.........      (0.26)         0.79          1.02          1.32          0.45          0.83

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....       0.50          0.49          0.66          0.70          0.69          0.56
Distributions in excess of Net Investment
  Income.....................................       0.01          0.00          0.00          0.00          0.00          0.00
Distributions from Capital Gains.............       0.27          0.45          0.09          0.00          0.02          0.00
                                               -----------------------------------------------------------------------------------
    Total Distributions......................       0.78          0.94          0.75          0.70          0.71          0.56
                                               -----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $9.71        $10.75        $10.90        $10.63        $10.01        $10.27
                                               -----------------------------------------------------------------------------------
                                               -----------------------------------------------------------------------------------
TOTAL RETURN.................................      (2.71)%        7.73%         9.74%        13.51%         4.43%        10.43%(b)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............     $5,273        $5,697        $5,634        $5,486        $2,123        $1,356
Ratio of Expenses to Average Net Assets......       0.80%         0.81%         0.90%         0.98%         1.51%         1.15%(b)
Ratio of Net Investment Income to Average Net
  Assets.....................................       4.92%         4.34%         6.09%         6.82%         6.89%         7.23%(b)
Portfolio Turnover Rate......................     306.79%       260.22%       227.45%       115.76%        73.76%        86.60%
Average Number of Shares Outstanding.........         --            --            --            --            --            --
Amount of Debt Outstanding...................         --            --            --            --            --            --
Average Amount of Debt Outstanding During the
  Period.....................................         --            --            --            --            --            --
Average Amount of Debt Per Share During the
  Period.....................................         --            --            --            --            --            --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......       2.16%         1.96%         1.94%         2.42%         3.07%         4.56%(b)
Ratio of Net Investment Income to Average Net
  Assets.....................................       3.56%         3.19%         5.06%         5.38%         5.33%         3.81%(b)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         --            --            --            --            --            --
Ratio of Net Investment Income to Average Net
  Assets.....................................         --            --            --            --            --            --

 -------------------

(a) Ratios include expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(b)  Computed on an annualized basis.
(c) Disclosure of the average commission rate paid relates to the purchase and sale of investment securities and is required for funds that invest greater than 10% of average net assets in equity transactions. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(d)  Commencement of operations - 2/16/96.
(e)  Commencement of operations - 1/31/89.
(f)  Commencement of operations - 4/1/94.
  *  Computed on a daily basis.




Further performance information is contained in the Funds' Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUNDS' FINANCIAL HISTORY

The following information for a share outstanding through October 31, 1997 has been audited by KPMG Peat Marwick LLP, each Fund's independent auditors, whose report dated December 3, 1997 appears in the Funds' Statement of Additional Information. For the years or periods ended on or after October 31, 1996, calculations are based on a share outstanding during the period. Prior to the date of this Prospectus, each Fund's Class I shares were known as the "Institutional Class".



Further performance information is contained in the Funds' Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUNDS' INVESTMENT OBJECTIVES

The Special Fund seeks to provide significant long-term capital appreciation.

The Small Cap Fund seeks to provide long-term capital appreciation.

The Real Estate Fund seeks to provide growth of capital and current income.

The Equity Fund seeks to provide long-term capital appreciation.

The Asset Allocation Fund seeks preservation of capital, capital appreciation and income.

The Oregon Tax-Free Fund seeks to provide as high a level of income exempt from federal and Oregon income taxes as is consistent with prudent investment management and the preservation of capital.

The Income Fund seeks to provide the highest level of current income that is consistent with preservation of capital.

HOW THE FUNDS PURSUE THEIR OBJECTIVES AND CERTAIN RISK FACTORS

Each Fund that invests in common stocks and preferred stocks (the Equity, Small Cap, Special, Real Estate and Asset Allocation Funds) follows a basic value, contrarian approach in selecting stocks for its portfolio. This approach puts primary emphasis on security price, balance sheet and cash flow analysis and on the relationship between the market price of a security and its value as a share of an ongoing business. These investments represent situations or opportunities that arise when companies, whose long-term financial structure is intact, are viewed as out of favor and thus present an opportunity to buy these companies' stocks at substantial discounts. The basic value contrarian approach is based on the Adviser's belief that the securities of many companies often sell at a discount from the securities' estimated theoretical (intrinsic) value. These
Funds attempt to identify and invest in such undervalued securities, anticipating that capital appreciation will be realized as the securities' prices rise to their estimated intrinsic value. This approach, while not unique, contrasts with certain other methods of investment analysis, which rely upon market timing, technical analysis, earnings forecasts, or economic predictions.

The Special Fund seeks significant long-term growth of capital through a flexible policy of investing in a diversified portfolio of selected domestic and foreign securities (principally, common stocks and, secondarily, preferred stocks and bonds) that represent more aggressive investments than the equity market as a whole (as measured by the S&P 500 Stock Index). The production of current income is secondary to the primary objective. The Fund seeks to invest up to 100%, and under normal conditions at least 75%, of its assets in securities of companies that have small (under $1 billion) to medium (from $1 billion to $3 billion) market capitalization.

The Special Fund's investment policies are adapted to changing market conditions. The Adviser believes that common stocks will generally, over the long-term, offer the greatest potential for capital appreciation and preservation of purchasing power.

By itself, the Special Fund does not constitute a balanced investment plan. Securities that the Adviser believes have the greatest growth potential may be regarded as speculative, and an investment in the Fund may involve greater risk than is inherent in other mutual funds. The Fund's focus on small to medium market capitalization stocks may cause it to be more volatile than other funds with different strategies. Because the Fund invests primarily in common stocks, it may be appropriate only for investors who have a longer term investment horizon or perspective.

The Special Fund also intends to sell securities "short" and to employ leverage. These techniques are subject to certain restrictions and involve certain risks. See "Short Sales" and "Leverage" below.

The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of selected domestic and foreign securities. The Fund will invest principally in common stocks and, secondarily, preferred stocks and bonds. The production of current income is secondary to the primary objective. The Fund seeks to invest up to 100%, and under normal conditions at least 65%, of its total assets in securities of companies that have small market capitalization (under $1 billion).

Investments in companies with small market capitalization may involve greater risks and volatility than more traditional equity investments due to the potential for limited product lines, reduced market liquidity for the trading of their shares and less depth in management than more established companies. For this reason, the Small Cap Fund does not constitute a balanced investment program, but rather as an investment for persons who are in a financial position to assume above average risk and share price volatility over time. The Small Cap Fund may be appropriate only for investors who have a longer term investment horizon or perspective.

The Real Estate Fund seeks capital appreciation and income. The Fund seeks to achieve this objective through a policy of investing in a diversified portfolio consisting primarily of equity securities of real estate investment trusts (REITs) and other real estate industry companies, in mortgage-backed securities and, to a lesser extent, in debt securities of such companies.

The Real Estate Fund's  investment  policies will be adapted to changing  market conditions, but under normal circumstances, at least 75% of the Real Estate Fund's total assets will be invested in equity securities of REITs and other real estate industry companies. For purposes of the Fund's investments, a "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, such as building supplies or mortgage servicing. The equity securities of real estate industry companies in which the Fund will invest consist of common stock, shares of beneficial interest of real estate investment trusts and securities with common stock characteristics, such as preferred stock and debt securities convertible into common stock (Real Estate Equity Securities). Real Estate Equity Securities are subject to unique risks. See "Investment Techniques and Additional Risk Factors - Investments in REITs" below.

The Real Estate Fund may also invest up to 25% of its total assets in (a) debt securities of real estate industry companies, (b) mortgage-backed securities, such as mortgage pass-through certificates, real estate mortgage investment conduit (REMIC) certificates and collateralized mortgage obligations (CMOs), and
(c) short-term investments (as described below). Investing in mortgage-backed securities involves certain unique risks in addition to those associated with investing in the real estate industry in general.
See "Mortgage-Backed Securities" below for more information.

Short-term  investments  that the Real  Estate Fund may invest in consist of the following: (1) corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's Investors Service (Moody's) or A-1, AA or better by Standard & Poor's Corporation (S&P); (2) obligations (including certificates of deposit, time deposits, demand deposits and banker's acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's, or A-1, AA or better by S&P; (3) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; and (4) repurchase agreements.

By itself, the Real Estate Fund does not constitute a balanced investment plan. A more complete discussion concerning the investment objectives and policies of the Real Estate Fund is included below and in the Statement of Additional Information.

The Equity Fund seeks long-term capital appreciation. The Fund will seek to achieve this objective by investing, under normal conditions, at least 65% of its total assets in common stocks. It will focus its investments in widely and actively traded stocks with medium (from $1 billion to $3 billion) and large (in excess of $3 billion) market capitalizations.

The Fund will purchase and hold for investment common stock, and may also purchase convertible and nonconvertible preferred stocks and bonds or debentures. These securities will not be considered common stock for purposes of the 65% limitation referenced above. The Fund may invest up to 35% of its total assets in foreign securities. Although the Fund intends to adapt to changing market conditions, the Adviser believes that common stocks will generally, over the long-term, offer the greatest potential for capital appreciation. Therefore, the Fund may be appropriate for investors who have a longer term investment horizon or perspective.

The Asset Allocation Fund seeks preservation of capital, capital appreciation and income. The Fund seeks to achieve these objectives by a flexible policy of investing in a select portfolio of common stocks, fixed income securities, cash or cash equivalents. Depending upon economic and market conditions, the Fund may invest as little as 20%, or as much as 75%, of its portfolio in common stocks. The Adviser will purchase common stocks which, in its opinion, have the greatest potential for capital appreciation. The remaining portion of the portfolio will be invested in fixed income securities, cash or cash equivalents. The fixed income securities that the Fund will invest in consist of corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations and U.S. Government and agency obligations. There are no limitations on the average maturity of the Fund's portfolio of fixed income securities. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. The Fund may invest up to 35% of its total assets in fixed income securities that are either unrated or are rated less than Baa by Moody's or BBB by S&P, or in commercial paper that is rated less than B-1 by Moody's or A- by S&P. However, not more than 5% of the Fund's total assets may be invested in fixed income securities that are unrated (including convertible stock).

Many factors will be considered in determining what portion of the portfolio will be invested in stocks, fixed income securities, or cash and cash equivalents. The Adviser will constantly monitor and adjust its weighting of investments in any particular area to adapt to changing market and economic conditions. Under normal market conditions, the Fund generally expects to invest its net assets as follows: 30% to 55% in fixed income securities; 25% to 60% in common stocks; and 5% to 30% in cash, cash equivalents or other money market instruments. Furthermore, the Fund may take advantage of opportunities to earn short-term profits if the Adviser believes that such a strategy will benefit the Fund's overall objective in light of the increased tax and brokerage expenses associated with such a strategy.

The Oregon Tax-Free Fund seeks as high a level of income exempt from Federal and Oregon income taxes as is consistent with prudent investment management and preservation of capital. The Fund seeks to achieve this objective by investing primarily in a portfolio of municipal securities (including private activity bonds), the interest on which, in the opinion of counsel for the issuer, is exempt from Federal and Oregon income taxes. It is the Fund's general policy to avoid purchasing bonds on which the interest is subject to the federal alternative minimum tax. The Fund may, however, purchase such bonds when their yield is sufficiently above the yield on bonds not so taxed to compensate for the adverse tax consequences. For purposes of its investment policy, the Fund considers a "bond" to be any municipal debt security.

Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities, and at least 65% of its total assets will be invested in municipal bonds issued by the State of Oregon and its political subdivisions, agencies, authorities and instrumentalities. Securities that are subject to the federal alternative minimum tax will not be included in this calculation.

Municipal securities purchased for the Fund's portfolio must, at the time of purchase, be "investment-grade" municipal securities, rated no lower than Baa by Moody's or BBB by S&P, or unrated municipal securities which the Adviser believes to be comparable in quality to investment-grade municipal securities. If any of the Fund's securities fall below "investment grade," the Fund will typically dispose of such securities, but it is not required to do so. For a discussion concerning the risk factors associated with municipal securities to be purchased by the Fund, see "Municipal Securities" below.

Under normal market conditions, the Oregon Tax-Free Fund may invest up to 20% of its net assets in the following categories of investments:

1. Municipal securities issued by entities other than the State of Oregon or its political subdivisions, agencies, authorities and instrumentalities.

2. Notes of municipal issuers which have, at the time of purchase, an issue of outstanding municipal bonds rated within the four highest grades by Moody's or S&P and which are, if unrated, in the opinion of the Adviser, of a quality comparable to municipal bonds rated in one of the four highest categories by Moody's or S&P.

3. Temporary investments in fixed income obligations, the interest on which is subject to federal income tax and which may be subject to Oregon income tax. Investments in such taxable obligations will be in short-term (less than one year) securities and may consist of obligations issued or guaranteed by the United States Government, its agencies, instrumentalities or authorities; commercial paper rated Prime-1 by Moody's; certificates of deposit of United States banks (including commercial banks and savings and loan associations) with assets of at least $1 billion or more; and repurchase agreements in respect of any of the foregoing with securities dealers or banks.

Where market conditions, due to rising interest rates or other adverse factors, would cause serious erosion of portfolio value, the Fund's assets may, on a temporary basis, as a defensive measure to preserve net asset value, be substantially invested in temporary investments of the types described above. There are specific risks involved in investments in municipal securities, particularly those concentrated among issuers in a specific geographic location. See "Municipal Securities" below.

In the last fiscal year, the average percentage of the Fund's assets invested in bonds of each rating was:

                AAA              57.8%
                AA               21.9%
                A                19.6%
                Cash              0.7%
                                  ---
                Total:            100%

The Income Fund seeks a high level of current income by investing in a diversified portfolio of fixed income securities (such as bonds and notes of corporate and government issuers) and preferred or convertible preferred stock while, at the same time, attempting to preserve capital by varying the overall average maturity of the Fund's portfolio.

There are no limitations on the average maturity of the Fund's portfolio. In general, the Adviser will seek to adjust the average maturity of the Fund's portfolio in response to changes in interest rates.

The Income Fund invests in a variety of fixed income securities, including domestic and foreign corporate bonds, debentures, convertible bonds and debentures, foreign and U.S. Government securities, preferred and convertible preferred stock, and short-term money market instruments.

At least 65% of the Fund's total assets will be invested in (1) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (2) investment-grade debt securities, including convertible securities and preferred or convertible preferred stock, which are rated "A" or higher by the major recognized bond services (for a description of ratings, see Appendix A); or (3) cash and cash equivalents (such as certificates of deposit, repurchase agreements maturing in one week or less, and bankers' acceptances).

The Fund may invest up to 35% of its total assets in fixed income securities that are either unrated or are rated less than A by Moody's or A by S&P, or in commercial paper that is rated less than B-1 by Moody's or A- by S&P. However, not more than 5% of the Fund's total assets may be invested in fixed income securities that are unrated (including convertible stock).


INVESTMENT TECHNIQUES AND ADDITIONAL RISK FACTORS

The following describes in greater detail different types of securities and investment techniques used by the Funds, and discusses certain risks related to such securities and techniques. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

The Special, Small Cap, Real Estate, Equity and Asset Allocation Funds are subject to the risks of investments in common stock, principally that the prices of stocks can fluctuate dramatically in response to company, market, or economic news. The Special, Equity, Asset Allocation and Income Funds historically have had turnover rates in their portfolios in excess of 75% per year, resulting in potentially higher brokerage costs and the potential loss of advantageous long-term capital gain treatment for tax purposes. In addition, the Special, Small Cap, Equity, Asset Allocation and Income Funds may each invest up to 35% of its total assets in securities issued by foreign issuers. Both the Small Cap Fund and Real Estate Fund have a limited operating history. In addition, the Real Estate Fund invests primarily in real estate equity securities, and investments in that Fund are subject to certain risks associated with the real estate industry. A significant risk associated with investments in the Oregon Tax-Free and Income Funds is that of increasing interest rates causing a decline in the net asset value of the Fund. The Oregon Tax-Free Fund may be subject to greater risks resulting from economic difficulties unique to the State of Oregon, where most of its securities are originated. The Special Fund may, from time to time, leverage its assets by using borrowed money to increase its portfolio positions and may engage in short sales.

Foreign Securities. Each of the Special, Small Cap, Equity, Asset Allocation and Income Funds may invest up to 35% of its total assets in foreign securities, which may or may not be traded on an exchange. The Funds may purchase securities issued by issuers in any country. Securities of foreign companies are frequently denominated in foreign currencies, and the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies. As a result, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and they may incur expenses in connection with conversion between various currencies. Subject to its investment restrictions, the Funds may invest in other investment companies that invest in foreign securities.

Foreign securities may be subject to foreign government taxes that would reduce the income yield on such securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of any foreign withholding taxes would reduce the income a Fund received from any foreign investments.

Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of the issuer, difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the United States government. In addition, the net asset value of a Fund is determined and shares of a Fund can be redeemed only on days during which securities are traded on the New York Stock Exchange (NYSE). However, foreign securities held by a Fund may be traded on Saturdays or other holidays when the NYSE is closed. Accordingly, the net asset value of a Fund may be significantly affected on days when an investor has no access to the Fund.

In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain foreign countries, there is a possibility of expropriation, nationalization, or confiscatory taxation, which could affect investment in those countries.

Each of the Funds may invest a portion of its assets in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe and the Pacific Rim. The considerations noted above regarding the risks of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may be more volatile than markets of developed countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.

Leverage. The Special Fund may, from time to time, use borrowed money to increase its portfolio positions. This practice is known as leverage. Investment gains realized with borrowed funds that exceed the cost of such borrowings (including interest costs) will cause the net asset value of Fund shares to increase more dramatically than would otherwise be the case. On the other hand, leverage can cause the net asset value of Fund shares to decrease more rapidly than normal if the securities purchased with borrowed money decline in value or if the investment performance of such securities does not cover the cost of borrowing.

Puts, Call Options, Futures Contracts. The Special, Small Cap, Real Estate, Equity, Asset Allocation, Oregon Tax-Free and Income Funds may use options and futures contracts to attempt to enhance income, and to reduce the overall risk of its investments ("hedge"). These instruments are commonly referred to as "derivative instruments" due to the fact that their value is derived from or related to the value of some other instrument or asset. Each Fund's ability to use these strategies may be limited by market conditions, regulatory limits, and tax considerations. Appendix B to this prospectus describes the instruments that the Funds may use and the way the Funds may use the instruments for hedging purposes.

Each of these Funds (other than the Oregon Tax-Free Fund) may invest up to 10% of its total assets in premiums on put and call options, both exchange-traded and over-the-counter, and write call options on securities the Fund owns or has a right to acquire. Each of these Funds may also purchase options on securities indices, foreign currencies, and futures contracts. Besides exercising its option or permitting the option to expire, prior to expiration of the option, a Fund may sell the option in a closing transaction. Other than the Special Fund, the Funds may only write call options that are covered. A call option is covered if written on a security a Fund already owns.

The Special, Small Cap, Real Estate, Equity, Asset Allocation, Oregon Tax- Free and Income Funds may invest in interest rate futures contracts and the Special, Small Cap, Real Estate, Equity and Asset Allocation Funds may invest in stock index futures provided that the aggregate initial margin of all futures contracts in which the Fund invests shall not exceed 10% of the total assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. Upon entering into a futures contract, the Fund will set aside liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations in a segregated account with the Fund's custodian to secure its potential obligation under such contract.

The principal risks of options and futures transactions are: (a) imperfect correlation between movements in the prices of options or futures contracts and movements in the prices of the securities hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts, which may be unlimited, from market movements not anticipated by the Adviser; (e) possible need to defer closing out certain options or future contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). For a further discussion of put and call options and futures contracts, see the Statement of Additional Information, "Special Investment Risks."

Fixed Income Securities. Each of the Special, Small Cap, Equity and Asset Allocation Funds may invest up to 20% and the Income Fund may invest up to 35% of its total assets in fixed income securities, including convertible securities, that are either unrated or rated below the fourth highest category by Moody's or S&P, although not more than 5% of the Fund's total assets may be invested in fixed income securities that are unrated. The Oregon Tax-Free Fund may invest an unlimited amount in unrated fixed income securities, provided the Adviser believes such securities to be comparable in quality to investment-grade securities (securities rated in the fourth highest category or better by Moody's or S&P). Securities rated below the fourth highest category are commonly referred to as "junk bonds." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in such securities normally involves a greater degree of investment and credit risk than does investment in a high-rated security. In addition, the market for such securities is less broad than the market for higher-rated securities, which could affect their marketability. The market prices of such securities tend to fluctuate more than the market prices of higher-rated securities in response to changes in interest rates and economic conditions. Moreover, with such securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of principal and interest.

Investment in REITs. Each of the Special, Small Cap, Real Estate, Equity and Asset Allocation Funds may invest in REITs. For the Special, Small Cap, Equity and Asset Allocation Funds, such investment may not exceed 25% of the Fund's total assets. The Real Estate Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. For federal income tax purposes, REITs qualify for beneficial tax treatment by distributing 95% of their taxable income. If a REIT is unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and distributions to its shareholders would therefore be reduced.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. All REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.

Investments in Real Estate Equity Securities. The Real Estate Fund does not invest directly in real estate, but does invest primarily in Real Estate Equity Securities. Therefore, an investment in the Fund may be subject to certain risks associated with the ownership of real estate. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding, extended vacancies of properties; increases in competition; property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems; casualty or condemnation losses, uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Repurchase Agreements. Each of the Funds may engage in repurchase agreements. Repurchase agreements are agreements under which a person purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. A Fund will engage in repurchase agreements only with banks or broker-dealers whose obligations would qualify for direct purchase by that Fund. A repurchase agreement involves the obligation of the seller to pay an agreed-upon price, which obligation is, in effect, secured by the value of the underlying security. All repurchase agreements are fully collateralized and marked to market daily, and may therefore be viewed by the SEC or the courts as loans collateralized by the underlying security. There are some risks associated with repurchase agreements. For instance, in the case of default by the seller, a Fund could incur a loss or, if bankruptcy proceedings are commenced against the seller, the Fund could incur costs and delays in realizing upon the collateral.

Mortgage-Backed Securities. The Real Estate, Asset Allocation and Income Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as CMOs and Stripped Mortgage Back Securities (SMBS), and other types of mortgage-backed securities that may be available in the future (collectively, "Mortgage-Backed Securities").

Mortgage pass-through securities represent participation interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Payment of principal and interest on some mortgage pass-through securities, but not the market value of the securities themselves, may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by the agency or instrumentality of the U.S. Government issuing the security (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation (FHLMC), which are supported only by the discretionary authority of the U.S. Government to purchase the agencies' obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

CMOs are hybrid mortgage related instruments. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class and investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification test.

SMBS are derivative multiple-class mortgage-backed securities usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class), while the other class will receive all of the principal (the "principal only" class).

Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayment on mortgage cash flows. In addition, investing in the lowest tranche of CMOs involves risks similar to those associated with investing in equity securities.

Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

If the Mortgage-Backed Security is a fixed-income security, when interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. If interest rates increase rapidly and substantially, fixed rate obligations may become illiquid. In contrast, if the Mortgage-Backed Security represents an interest in a pool of loans with adjustable interest rates, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

If a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities, notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Short Sales. The Special Fund intends from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Special Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

When the Special Fund makes a short sale, it must leave the proceeds from the short sale with the broker, and it must deposit with the broker a certain amount of cash or liquid securities to collateralize its obligation to replace the borrowed securities which have been sold. In addition, the Fund must put in a segregated account (with the Fund's custodian) an amount of cash, U.S. Government securities or other liquid securities equal to the difference between the market value of the securities sold short at the time they were sold short and any cash or securities deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Furthermore, until the Fund replaces the borrowed security, it must daily maintain the segregated account at a level so that (1) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short. As a result of these requirements, the Special Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or securities while also being subject to the possibility of gain or loss from the securities sold short. The amount of the Fund's net assets that will at any time be in the type of deposits described above (that is, collateral deposits or segregated accounts) will not exceed 25%. These deposits do not have the effect of limiting the amount of money that the Fund may lose on a short sale, as the Fund's possible losses may exceed the total amount of deposits.

The Special Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Special Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that the former may be limitless, while the latter cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10. However, if the Fund sells a $10 security short, it may have to purchase the security for return to the lender when the market value of that security is $50, thereby incurring a loss of $40.

The Special, Small Cap, Real Estate, Equity, and Asset Allocation Fund may also engage in short sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Municipal Securities. Because the Oregon Tax-Free Fund intends to focus its investments in Oregon municipal securities, the Fund and the value of its shares will be significantly affected by any economic, political, or regulatory developments that affect the ability of Oregon issuers to pay interest or repay principal on their obligations.

Certain municipal securities purchased by the Oregon Tax-Free Fund from Oregon issuers may rely in whole or in part on ad valorem real property taxes as a source of revenue for the payment of principal and interest. There are constitutional and statutory limitations on the issuance of securities payable from tax revenues. In 1990, a voter initiative in Oregon was passed which restricts the ability of taxing entities to increase real property taxes by placing a limit on the property tax rate. This initiative did, however, exempt from the property tax rate limit assessments to pay bonded indebtedness. However, implementation of this limit has adversely affected the property tax revenues of certain issuers of Oregon municipal securities.

Nondiversified Portfolio; Trading Market for Portfolio Securities. The Oregon Tax-Free Fund is a nondiversified investment company, meaning that it is not subject to the provisions of the 1940 Act with respect to diversification of its investments.

Because the Fund's "nondiversified status" permits the investment of a greater portion of the Fund's assets in the securities of individual issuers than would be permissible under a "diversified status," the Fund's shareholders are considered to be subject to a greater degree of risk. The Fund reserves the right to operate as a diversified investment company if such a course appears desirable in the opinion of the Board of Trustees; in that event, 75% of the Fund's total assets would have to be invested in securities issued by entities in which the Fund had not invested 5% or more of its total assets.

With the exception of general obligation securities issued by the State of Oregon, most issues of municipal securities in Oregon are relatively small in size. Due to the small size of some issues, only a limited trading market in the securities develops following their issuance. When there is only a limited trading market for a particular security, a small change in the supply of or demand for that security can result in a relatively large change in the market price of the security. If the Oregon Tax-Free Fund is required to sell portfolio securities for which there is only a limited trading market, the market value of such securities (and of securities which are part of the same issue which are retained in the Fund's portfolio) could be adversely affected, which could result in a decrease in the net asset value of the Fund's shares. In order to enhance the liquidity of the Fund's portfolio, a portion of its assets will be maintained in general obligation securities of the state of Oregon and in other issues for which an active trading market is expected to be maintained. The Fund expects that approximately 65% of its net assets will normally be invested in general obligation securities of the state of Oregon. A portion of the Oregon Tax-Free Fund's assets may also be invested, on a temporary basis, in assets other than municipal securities in order to increase the liquidity of the Fund's portfolio. However, there is no assurance that these strategies will completely eliminate the risks associated with investing in municipal securities for which only a limited trading market exists.

When Issued and/or Delayed Delivery Securities. Each of the Funds may purchase and sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Fund, with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Such securities are subject to market fluctuations, and no interest accrues to a Fund until the time of delivery. The value of the securities may be less at the time of delivery than the value of the securities when the commitment was made. When a Fund engages in when-issued and delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. To the extent any Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage. No Fund may commit more than 25% of its total assets to the purchase of when-issued and delayed-delivery securities. A separate account of liquid assets consisting of cash, U.S. Government securities or other liquid securities equal to the value of any purchase commitment of a Fund shall be maintained by the Fund's custodian until payment is made.

Illiquid Securities. The Funds may invest in illiquid securities, which may be difficult to sell promptly at an acceptable price. This difficulty may result in a loss or be costly to a Fund.

Interest Rates. Each Fund may invest in debt securities. The market value of debt securities that are sensitive to prevailing interest rates is inversely related to actual changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of an interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

U.S. Government Securities. Although U.S. Government securities and high-quality debt securities are issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. Government, not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. On the other hand, securities issued by the Student Loan Marketing Association are supported only by the credit of the instrumentality.

Small Companies. Both the Special and Small Cap Fund intend to invest in small market capitalization companies. Investing in such securities may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small-sized companies normally have fewer outstanding shares than larger companies, it may be difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.

Lending of Portfolio Securities. The Funds may loan portfolio securities to broker-dealers or other institutional investors if at least 100% cash (or cash equivalent) collateral is pledged and maintained by the borrower. The Funds believe that the cash collateral minimizes the risk of lending their portfolio securities. Such loans of portfolio securities may not be made, under current lending arrangements, if the aggregate of such loans would exceed 20% (10% in the case of the Oregon Tax-Free Fund) of the value of a Fund's total assets. If the borrower defaults, there may be delays in recovery of loaned securities or even a loss of the securities loaned, in which case the Fund would pursue the cash (or cash equivalent) collateral. While there is some risk in lending portfolio securities, loans will be made only to firms or broker-dealers deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. For additional disclosure, see "Misellaneous Investment Practices -- Securities Loans" in the Statement of Additional Information.

Portfolio Turnover. The Funds generally do not trade in securities with the goal of obtaining short-term profits, but when circumstances warrant, securities will be sold without regard to the length of time the security has been held. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which will be borne directly by the Funds, as well as additional realized gains and/or losses to shareholders. The annual portfolio turnover rate of the Funds may at times exceed 100%. Portfolio turnover rates are shown in "The Funds' Financial History" above.

Temporary Defensive Investments. For temporary defensive purposes, the Special, Small Cap, Real Estate, Equity and Asset Allocation Funds may invest up to 100% (80% for Asset Allocation) of their assets in fixed income securities, cash and cash equivalents. The fixed income securities in which each Fund will invest in such a situation shall consist of corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. The fixed income securities will be rated investment grade or higher (BBB by S&P and Baa by Moody's) and will have maturities of three years or less. When the Fund assumes a temporary defensive position, it may not be investing in securities designed to achieve its investment objective.

Other. The Funds may not always achieve their investment objectives. The Funds' investment objectives, with the exception of the Real Estate Fund, and non-fundamental investment policies may be changed without shareholder approval. The Funds' fundamental investment policies listed in the Statement of Additional Information, and the Real Estate Fund's investment objective, cannot be changed without the approval of a majority of a Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUNDS MEASURE THEIR PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial sales charge or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent month's distribution, annualized, by the maximum offering price of that Class at the end of the month. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.


Each of the Funds commenced operations on the dates referenced below, but offered only the shares that are now designated Class A shares [or Class I]. The historical performance of Class A shares of each of the Funds for all periods is based on the performance of each Fund's predecessor, restated to reflect the sales charges and other expenses applicable to Class A shares as set forth in the "Summary of Expenses" above, without giving effect to any fee reimbursements described therein and assuming reinvestment of dividends and capital gains. Historical performance as restated should not be interpreted as indicative of each Fund's future performance. Had Class A shares been outstanding, the average annual returns for each Fund's Class A shares as of _______ and __________ would have been as follows:

The Special Fund                                  date             date
1 year
5 years
10 years

Small Cap Fund
1 year
Since inception (February 16, 1996))

Real Estate Fund
1 year
Since inception (April 1, 1994)

Equity Fund
1 year
5 years
Since inception (January 31, 1989)

Asset Allocation Fund
1 year
5 years
Since inception (January 31, 1989)

Oregon Tax-Free Fund
1 year
5 years
10 years

Income Fund
1 year
5 years
Since inception (January 31, 1989)



HOW THE FUNDS ARE MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Administrator, serves as the distributor for the Funds' shares. Liberty Funds Services, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the shareholder services and transfer agent for the Funds. Each of the Adviser, the Administrator, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the
Adviser, the Administrator and their affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

Each Fund pays the Adviser a fee for its services that accrues daily and is payable bi-monthly. Fees are based on a percentage of the average daily net assets of each Fund, as set forth below:


                                           Special Fund
                                          Small Cap Fund
                                         Real Estate Fund
                                            Equity Fund
                                       Asset Allocation Fund
Net Asset Value                             Annual Rate
First $100 million                              1.05%
Next $400 million                               0.90%
Amounts over $500 million                       0.65%

                                           Income Fund
Net Asset Value                            Annual Rate
First $100 million                              0.80%
Next $400 million                               0.65%
Amounts over $500 million                       0.55%

                                      Oregon Tax-Free Fund
Net Asset Value                            Annual Rate
First $100 million                              0.55%
Next $400 million                               0.50%
Amounts over $500 million                       0.45%

James E. Crabbe is primarily responsible for the day-to-day management of the Adviser. Mr. Crabbe is President and a Director of the Adviser.

Management of the Special and Small Cap Fund portfolios is handled on a day-to-day basis by a team consisting of Mr. Crabbe, John W. Johnson, and Peter
P. Belton. Mr. Crabbe is coordinator of the team. Mr. Crabbe has served in various management positions with the Adviser since 1980 and has managed the predecessor to the Special Fund since January 1, 1990. Prior to joining the Adviser, Mr. Johnson was a private investment banker from November, 1991 to May, 1995. Prior to joining the Adviser, Mr. Belton was a Vice President/Analyst at Capital Management Associates from February, 1994 to September, 1997.

Management of the Real Estate Fund is handled on a day-to-day basis by a team consisting of John E. Maack, Jr. and Michael B. Stokes. Mr. Maack has been employed as a portfolio manager and securities analyst by the Adviser since 1988. Mr. Stokes joined the Adviser in August, 1996. Prior to joining the Adviser, Mr. Stokes was a Financial Analyst for Salomon Brothers from July, 1994 to June, 1996.

The Oregon Tax-Free and Income Funds are managed on a day-to-day basis by a team consisting of Garth R. Nisbet and Paul C. Rocheleau. Mr. Nisbet joined the Adviser in April, 1995. Between February, 1993 and March, 1995 Mr. Nisbet worked for Capital Consultants, Inc. as a portfolio manager of its fixed income portfolio. Prior to joining Capital Consultants, Inc., Mr. Nisbet was a Vice President and the fixed income portfolio manager at Lincoln National Investment Management. Mr. Rocheleau joined the Adviser in December, 1992. Prior to joining the Adviser, Mr. Rocheleau was employed by Barclays American Mortgage Corp.

The portfolios of the Equity and Asset Allocation Funds are managed on a day-to-day basis by a team consisting of John E. Maack, Jr., Marian L. Kessler, Robert E. Anton and Mr. Nisbet. Ms. Kessler joined the Adviser in August, 1995. From September, 1993 until July, 1995, Ms. Kessler was a portfolio manager with Safeco Asset Management. Mr. Anton joined the Adviser in June, 1995. Prior to joining the Adviser, Mr. Anton served 17 years as Chief Investment Officer, portfolio manager at Financial Aims Corporation.

The Administrator provides certain administrative and pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a monthly fee at the annual rate of 0.% of average daily net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser and its affiliates may agree.

The Adviser places all orders for purchases and sales of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services.

Subject to seeking best execution, the Adviser may consider sales of shares of a Fund (and of certain other funds advised by the Adviser, the Administrator and their affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc.) in selecting broker-dealers for portfolio security transactions.

Year 2000. The Funds' Adviser, Administrator, Distributor and Transfer Agent (Liberty Companies) are actively coordinating, managing and monitoring Year 2000 readiness for the Funds. A central program office at the Liberty Companies is working within the Liberty Companies and with vendors who provide services, software and systems to the Funds to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Funds. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Funds will not be adversely affected.

HOW THE FUNDS VALUE THEIR SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Funds are generally valued as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. The Board of Trustees has adopted procedures to value at their fair value (i) all other securities and
(ii) foreign securities if the value of such securities have been materially affected by events occurring after the closing of a foreign market.

DISTRIBUTIONS AND TAXES

The Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income and any net realized gain annually.

Distributions are invested in additional shares of the same Class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of a Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

The Oregon Tax-Free Fund intends to pay "exempt interest dividends" to its shareholders. Shareholders receiving distributions properly designated by the Oregon Tax-Free Fund as exempt interest dividends representing net tax-exempt interest received on municipal securities will not be required to include such distributions in their gross income for federal income tax purposes. However, a portion of the interest dividends earned by the Oregon Tax-Free Fund may be subject to the federal alternative minimum tax. Distributions representing net taxable income of the Oregon Tax-Free Fund from sources other than municipal securities, such as temporary investments and income from securities loans, or capital gains, will be taxable to shareholders as ordinary income.

The Oregon Tax-Free Fund anticipates that distributions which represent tax-exempt interest on municipal securities issued by the state of Oregon and its political subdivisions, agencies, authorities and instrumentalities will not be subject to the Oregon personal income tax. However, it is expected that other types of income received from the Oregon Tax-Free Fund will be subject to the Oregon personal income tax. The Oregon Tax-Free Fund anticipates that corporations which are subject to the Oregon corporation excise tax will be subject to that tax on all income from the Oregon Tax-Free Fund, including income that is exempt from federal income taxes.

Shareholders of the Oregon Tax-Free Fund that are obligated to pay state or local taxes outside Oregon may be required to pay such taxes on distributions from the Oregon Tax-Free Fund, even if such distributions are exempt from federal and Oregon income taxes.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Oregon Tax-Free Fund will not be deductible for federal income tax purposes.

Whether you receive taxable distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution may be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Funds are offered continuously, with the exception of Income Fund's Class A shares, which are not available for purchase. Orders received in good form prior to the time at which the Fund values its shares (or placed with the financial service firm before such time and transmitted by the financial service firm before the Funds process that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Fundamatic program is $50; and the minimum initial investment for retirement accounts sponsored by the Distributor is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Funds may refuse any purchase order for their shares. See the Statement of Additional Information for more information.

The Small Cap, Asset Allocation, Equity and Income Funds also offer Class I shares which are offered through a separate Prospectus only to pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations and high net worth individuals, or through certain broker-dealers, financial institutions and other financial intermediaries which have entered into agreements with a Fund. The minimum initial investment in Class I shares is $1 million.

Class A Shares. The Class A shares of Special Fund, Small Cap Fund, Real Estate Fund, Equity Fund and Aset Allocation Fund, are offered at net asset value plus an initial sales charge as follows:

                                  Initial Sales Charge
                            ----------------------------------
                                                   Retained
                                                      by
                                                   Financial
                                                    Service
                                                    Firm as
                                  as % of            % of
                            ---------------------
                            Amount      Offering   Offering
Amount Purchased             Invested    Price       Price
Less than $50,000              6.10%    5.75%        5.00%
$50,000 to less than
  $100,000                     4.71%    4.50%        3.75%
$100,000 to less than
  $250,000                     3.63%    3.50%        2.75%
$250,000 to less than
  $500,000                     2.56%    2.50%        2.00%
$500,000 to less than
  $1,000,000                   2.04%    2.00%        1.75%
$1,000,000 or more             0.00%    0.00%        0.00%

Class A Shares. The Class A shares of the Oregon Tax-Free Fund are offered at net asset value plus an initial sales charge as follows:

                                    Initial Sales Charge
                           --------------------------------------
                                                     Retained
                                                         by
                                                     Financial
                                                     Service
                                                        Firm
                                   as % of             as % of
                           -------------------------
                             Amount     Offering     Offering
 Amount Purchased           Invested       Price        Price

 Less than $50,000            4.99%        4.75%        4.25%
 $50,000 to less than
     $100,000                 4.71%        4.50%        4.00%
 $100,000 to less than
     $250,000                 3.63%        3.50%        3.00%
 $250,000 to less than
     $500,000                 2.56%        2.50%        2.00%
 $500,000 to less than
     $1,000,000               2.04%        2.00%        1.75%
 $1,000,000 or more           0.00%        0.00%        0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                    Commission

First $3,000,000                    1.00%
Next $2,000,000                     0.50%
Over $5,000,000                     0.25%(1)

(1)  Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that caused the account's value to exceed $1 million will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months after the end of the month in which the purchase was accepted. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

        Years After               Contingent Deferred
         Purchase                    Sales Charge
            0-1                          5.00%
            1-2                          4.00%
            2-3                          3.00%
            3-4                          3.00%
            4-5                          2.00%
            5-6                          1.00%
        More than 6                      0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 5.00% on Class B share purchases of the Special Fund, Small Cap Fund, Real Estate Fund, Equity Fund and Asset Allocation Fund and 4.00% on Oregon Tax-Free Fund share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually, commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.

Only one "roundtrip" exchange of each Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund X to Fund Y and back to Fund X would be permitted only once during each three-month period.

Class I Shares. Class I shares are offered continuously at net asset value without a sales charge. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value. Certificates will not be issued for Class I shares. The Fund may refuse any purchase order for its shares.
See the Statement of Additional Information.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase price invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Funds allow certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Class A shares of the Funds (except Income Fund) may also be purchased at net asset value by (i) shareholders of any Fund with an open account on October 7, 1998, (ii) investment advisers or financial planners who have entered into agreements with the Distributor (or who maintain a master account with a broker or agent that has entered into such an agreement) and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts," where the plans are administered by firms that have entered into agreements with the Distributor or the Transfer Agent.

Investors may be charged a fee if they effect transactions in a Fund's shares through a broker or agent.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, a Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Funds may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts sponsored by the Distributor. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Funds may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Selling Shares Directly To A Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which a Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, a Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser, the Administrator and their affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available.

Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. A Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage a Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund in which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Funds' Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Administrator, the Transfer Agent and each Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

12B-1 PLANS

Under its 12b-1 Plan, each Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Class A, Class B and Class C shares. Each Fund's 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. Each Fund's Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser and the Administrator) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. Each Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

The Special Fund is the successor to an Oregon corporation organized in 19__ . Each other Fund is a successor series to the Crabbe Huson Funds, a Delaware business trust organized in 19__.

APPENDIX A

DESCRIPTION OF BOND RATINGS

S&P

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk -such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa bonds are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

APPENDIX B

HEDGING INSTRUMENTS:


Options on Equity and Debt Securities--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional stock option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchase will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

Stock Index Futures Contracts--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts--Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Purchase of these financial instruments allows the Adviser to hedge against changes in market conditions. For example, the Adviser may purchase a put option in a securities index or when it believes that the stock prices will decline. Conversely, the Adviser may purchase a call option in a securities index when it anticipates that stock prices will increase.

Investment Adviser
The Crabbe Huson Group, Inc.
121 S.W. Morrison, Suite 1400
Portland, OR  97204

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA  02110

Shareholder Services and Transfer Agent
Liberty Funds Services, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Auditors
KPMG Peat Marwick LLP
1211 S.W. Fifth Avenue, Suite 2000
Portland, OR 97204

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:
















Printed in U.S.A.




October 7, 1998

THE CRABBE HUSON
SPECIAL FUND

CRABBE HUSON SMALL CAP FUND

CRABBE HUSON REAL ESTATE INVESTMENT FUND

CRABBE HUSON EQUITY FUND

CRABBE HUSON ASSET
ALLOCATION FUND

CRABBE HUSON OREGON
TAX-FREE FUND

CRABBE HUSON INCOME FUND

PROSPECTUS

The Crabbe Huson Special Fund seeks to provide significant long-term capital appreciation.

Crabbe Huson Small Cap Fund seeks to provide long-term capital appreciation.

Crabbe Huson Real Estate Investment Fund seeks to provide growth of capital and current income.

Crabbe Huson Equity Fund seeks to provide long-term capital appreciation.

Crabbe Huson Asset Allocation Fund seeks preservation of capital, capital appreciation and income.

Crabbe Huson Oregon Tax-Free Fund seeks to provide as high a level of income exempt from federal and Oregon income taxes as is consistent with prudent investment management and the preservation of capital.

Crabbe Huson Income Fund seeks to provide the highest level of current income that is consistent with preservation of capital.



For more detailed information about the Funds, call the Distributor at 1-800-426-3750 for the October 7, 1998 Statement of Additional Information.

----------------------------- ------------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- ------------------------------

                               COLONIAL TRUST III

                              Cross Reference Sheet
                       (Crabbe Huson Income Fund, Class I)
                     (Crabbe Huson Small Cap Fund, Class I)
                  (Crabbe Huson Asset Allocation Fund, Class I)
                       (Crabbe Huson Equity Fund, Class I)


Item Number of Form N-1A                Prospectus Location or Caption

Part A

1.                                      Cover Page

2.                                      Summary of Expenses

3.                                      The Funds' Financial History

4. Organization and History; The Funds' Investment Objectives; How the Funds Pursue their Objective and Certain Risk Factors; Investment Techniques and Additional Risk Factors

5.                                      Cover Page; How the Funds are Managed;
                                        Organization and History; Back Cover

6.                                      Organization and History; Distributions
                                        and Taxes; How to Buy Shares

7.                                      Summary of Expenses; How to Buy Shares;
                                        How the Funds Value their Shares;
                                        Cover Page; Back Cover

8.                                      Summary of Expenses; How to Sell Shares;
                                        How to Exchange Shares; Telephone
                                        Transactions

9.                                      Not Applicable

October 7, 1998

CRABBE HUSON SMALL CAP FUND

CRABBE HUSON EQUITY FUND

CRABBE HUSON ASSET
ALLOCATION FUND

CRABBE HUSON INCOME FUND

PROSPECTUS

Colonial Management Associates, Inc. (Administrator) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Crabbe Huson Small Cap Fund (Small Cap Fund) seeks to provide long-term capital appreciation.

Crabbe Huson Equity Fund (Equity Fund) seeks to provide long-term capital appreciation.

Crabbe Huson Asset Allocation Fund (Asset Allocation Fund) seeks preservation of capital, capital appreciation and income.

Crabbe Huson Income Fund (Income Fund) seeks to provide the highest level of current income that is consistent with preservation of capital.

Each of the Funds is a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company.

Each Fund is managed by The Crabbe Huson Group, Inc. (Adviser), an investment adviser since 1980 and an affiliate of the Administrator.

Contents                                              Page
Summary of Expenses
The Funds' Financial History
The Funds' Investment Objectives
How the Funds Pursue their Objective and
  Certain Risk Factors
Investment Techniques and Additional
  Risk Factors
How the Funds Measure their  Performance
How the Funds are Managed
How the Funds Value their Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
Organization and History
Appendix A
Appendix B


This Prospectus is also available on-line at our Web site (http://www.libertyfunds.com). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Funds.


----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus explains concisely what you should know before investing in the Class I shares of a Fund. Read it carefully and retain it for future reference. More detailed information about the Funds is in the October 7, 1998 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Administrator at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

Class I shares may be purchase only by pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations and high net worth individuals, or through certain broker-dealers, financial institutions and other financial intermediaries which have entered into agreements with a Fund, and which investment a minimum of $1 million.

Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus concerning the Funds.

SUMMARY OF EXPENSES
Expenses are one of several factors to consider when investing in a Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class I shares of a Fund. See "How the Funds are Managed" for more complete descriptions of each Fund's various costs and expenses.

Shareholder Transaction Expenses(1)(2)
                                                                        Class I
Maximum  Initial Sales Charge  Imposed on a Purchase
 (as a % of offering  price)                                             0.00%
Maximum Contingent Deferred Sales Charge (as a % of offering price)      0.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares." (2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

Estimated Annual Operating Expenses (as a % of average net assets)

                                 Small Cap Fund                  Equity Fund
                                   Class I                         Class I
Management fee                      1.01%                           0.94%
12b-1 fees                          0.00                            0.00
Other expenses                      0.08                            0.10
                                    ----                            ----
Total operating expenses (6)        1.09%                           1.04%
                                    ====                            ====

                              Asset Allocation Fund              Income Fund
                                   Class I                         Class I
Management fee
  (after fee waiver) (7)            1.01%                           0.00%(7)
12b-1 fees                          0.00                            0.00
Other expenses
  (after fee waiver) (7)            0.18                            0.80(7)
                                    ----                            ----
Total operating expenses
  (after fee waiver)                1.19%                           0.80%
                                    ====                            ====

(6) The Adviser has voluntarily agreed to waive a portion of its Management fee (and Other expenses, if applicable) to the extent Total operating expenses exceed 1.50% for the Small Cap Fund, 1.42% for the Equity Fund and the Asset Allocation Fund and 0.80% for the Income Fund per annum of the respective Fund's net asset value.

(7) Had the waiver referred to above not been made, the Income Fund's Management fee would have been 0.80%, estimated Other expenses would have been 1.39% and estimated Total operating expenses would have been 2.19%.

Example
The following Examples show the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in the Class I shares of the Funds for the periods specified, assuming a 5% annual return with or without redemption at period end. The expense numbers in the Example assume the expense limit described above remains in effect for all periods referenced. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

             Small Cap Fund                                  Equity Fund
                Class I                                        Class I
Period:
1 year
3 years
5 years
10 years

         Asset Allocation Fund                                Income Fund
                Class I                                         Class I
Period:
1 year
3 years
5 years
10 years

THE FUNDS' FINANCIAL HISTORY

The following information for a share outstanding through October 31, 1997 has been audited by KPMG Peat Marwick LLP, each Fund's independent auditors, whose report dated December 3, 1997 is incorporated by reference in the Funds' Statement of Additional Information. For the years or periods ended on or after October 31, 1996, calculations are based on a share outstanding during the period. Prior to the date of this Prospectus, each Fund's Class I shares were known as the "Institutional Class".

CRABBE HUSON SMALL CAP FUND - CLASS I

                                                                (UNAUDITED)
                                                               PERIOD ENDED        YEAR ENDED      PERIOD ENDED
                                                              ---------------     ------------     ------------
                                                                  4/30/98           10/31/97       10/31/96(a)
                                                              -------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $15.53           $11.01           $11.05

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................        (0.01)            0.07             0.00
Net Realized & Unrealized Gain (Loss) on Investments........        (0.07)            4.62            (0.04)
                                                              -------------------------------------------------
    Total from Investment Operations........................        (0.08)            4.69            (0.04)

LESS DISTRIBUTIONS
Distributions from Net Investment Income....................         0.01             0.03             0.00
Distributions in excess of Net Investment Income............         0.05             0.00             0.00
Distributions from Capital Gains............................         1.24             0.14             0.00
                                                              -------------------------------------------------
    Total Distributions.....................................         1.30             0.17             0.00
                                                              -------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................       $14.15           $15.53           $11.01
                                                              -------------------------------------------------
                                                              -------------------------------------------------
TOTAL RETURN................................................         0.46%           43.11%           (0.36)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................     $111,974          $71,655           $1,514
Ratio of Expenses to Average Net Assets.....................         1.00%(b)(c)      1.00%(b)         1.00%(b)(c)
Ratio of Net Investment Income to Average Net Assets........        (0.13)%(c)        0.60%           (0.43)%(c)
Portfolio Turnover Rate.....................................         9.17%           65.11%           39.34%
Average Commission Rate (d).................................      $0.0357          $0.0363          $0.0275
Average Number of Shares Outstanding........................    9,483,973*              --               --
Amount of Debt Outstanding..................................           $0               --               --
Average Amount of Debt Outstanding During the Period........      $19,983*              --               --
Average Amount of Debt Per Share During the Period..........           $0               --               --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets.....................         1.14%(b)(c)      1.28%(b)         3.55%(b)(c)
Ratio of Net Investment Income to Average Net Assets........        (0.27)%(c)        0.32%           (2.98)%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets.....................         1.00%(c)         1.00%            1.00%(c)
Ratio of Net Investment Income to Average Net Assets........        (0.13)%(c)        0.60%           (0.43)%(c)

CRABBE HUSON ASSET ALLOCATION FUND - CLASS I
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                 (UNAUDITED)
                                                    PERIOD           YEAR         PERIOD
                                                    ENDED           ENDED         ENDED
                                               ----------------   ----------     --------
                                                   4/30/98         10/31/97      10/31/96(e)
                                               ------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $14.94            $13.39      $13.38

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................         0.20              0.42        0.01
Net Realized & Unrealized Gain (Loss) on
  Investments................................         1.06              2.24        0.08
                                               ------------------------------------------
    Total from Investment Operations.........         1.26              2.66        0.09

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....         0.17              0.37        0.08
Distributions from Capital Gains.............         1.80              0.74        0.00
                                               ------------------------------------------
    Total Distributions......................         1.97              1.11        0.08
                                               ------------------------------------------
NET ASSET VALUE, END OF PERIOD...............       $14.23            $14.94      $13.39
                                               ------------------------------------------
                                               ------------------------------------------
TOTAL RETURN.................................         9.65%            21.18%       0.59%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $36,536           $28,598      $2,526
Ratio of Expenses to Average Net Assets......         1.00%(c)          1.00%(b)    1.00%(b)(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.75%(c)          2.70%       2.87%(c)
Portfolio Turnover Rate......................        58.19%           118.65%     252.29%
Average Commission Rate (d)..................      $0.0566           $0.0529     $0.0536
Average Number of Shares Outstanding
  (Composite)................................    9,685,020*        8,772,675*         --
Amount of Debt Outstanding...................           --                --          --
Average Amount of Debt Outstanding During the
  Period.....................................           --            $3,460          --
Average Amount of Debt Per Share During the
  Period.....................................        $0.00             $0.00          --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......         1.23%(c)          1.42%(b)    2.00%(b)(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.52%(c)          2.28%       1.87%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         1.00%(c)          1.00%       1.00%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         2.75%(c)          2.70%       2.87%(c)

CRABBE HUSON EQUITY FUND - CLASS I
THE FUNDS' FINANCIAL HISTORY (CONTINUED)

                                                  (UNAUDITED)
                                                     PERIOD                YEAR                 PERIOD
                                                     ENDED                 ENDED                ENDED
                                               ------------------     ---------------     ------------------
                                                    4/30/98              10/31/97            10/31/96(f)
                                               -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........       $23.40                     $19.51          $19.82

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................         0.10                       0.21            0.00
Net Realized & Unrealized Gain (Loss) on
  Investments................................         2.43                       5.31           (0.31)
                                               -------------------------------------------------------------
    Total from Investment Operations.........         2.53                       5.52           (0.31)

LESS DISTRIBUTIONS
Distributions from Net Investment Income.....         0.15                       0.09            0.00
Distributions from Capital Gains.............         4.74                       1.54            0.00
                                               -------------------------------------------------------------
    Total Distributions......................         4.89                       1.63            0.00
                                               -------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............       $21.04                     $23.40          $19.51
                                               -------------------------------------------------------------
                                               -------------------------------------------------------------
TOTAL RETURN.................................        14.08%                     30.35%          (1.56)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............      $33,685                    $24,084          $4,415
Ratio of Expenses to Average Net Assets......         1.00%(b)(c)                1.00%(b)        1.00%(b)(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         0.95%(c)                   0.71%           0.15%(c)
Portfolio Turnover Rate......................        74.30%                    128.65%         117.00%
Average Commission Rate (d)..................      $0.0572                    $0.0537         $0.0530
Average Number of Shares Outstanding
  (composite)................................   21,949,236*                19,623,834*             --
Amount of Debt Outstanding...................           --                         --              --
Average Amount of Debt Outstanding During the
  Period.....................................      $47,731*                   $21,750*             --
Average Amount of Debt Per Share During the
  Period.....................................        $0.00                      $0.00              --

RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......         1.13%(b)(c)                1.23%(b)        1.58%(b)(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         0.82%(c)                   0.48%          (0.43)%(c)

RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         1.00%(c)                   1.00%           1.00%(c)
Ratio of Net Investment Income to Average Net
  Assets.....................................         0.95%(c)                   0.71%           0.15%(c)

(a)  Commencement of operations - 10/10/96.
(b) Ratios include expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(c)  Computed on an annualized basis.
(d) Disclosure of the average commission rate paid relates to the purchase and sale of investment securities and is required for funds that invest greater than 10% of average net assets in equity transactions. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(e)  Commencement of operations - 10/28/96.
(f)  Commencement of operations - 10/3/96.
  *  Computed on a daily basis.

Further performance information is contained in the Funds' Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUNDS' INVESTMENT OBJECTIVES

The Small Cap Fund seeks to provide long-term capital appreciation.

The Equity Fund seeks to provide long-term capital appreciation.

The Asset Allocation Fund seeks preservation of capital, capital appreciation and income.

The Income Fund seeks to provide the highest level of current income that is consistent with preservation of capital.

HOW THE FUNDS PURSUE THEIR OBJECTIVES AND CERTAIN RISK FACTORS

Each Fund that invests in common stocks and preferred stocks (the Equity, Small Cap and Asset Allocation Funds) follows a basic value, contrarian approach in selecting stocks for its portfolio. This approach puts primary emphasis on security price, balance sheet and cash flow analysis and on the relationship between the market price of a security and its value as a share of an ongoing business. These investments represent situations or opportunities that arise when companies, whose long-term financial structure is intact, are viewed as out of favor and thus present an opportunity to buy these companies' stocks at substantial discounts. The basic value contrarian approach is based on the Adviser's belief that the securities of many companies often sell at a discount from the securities' estimated theoretical (intrinsic) value. These Funds attempt to identify and invest in such undervalued securities, anticipating that capital appreciation will be realized as the securities' prices rise to their estimated intrinsic value. This approach, while not unique, contrasts with certain other methods of investment analysis, which rely upon market timing, technical analysis, earnings forecasts, or economic predictions.

The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of selected domestic and foreign securities. The Fund will invest principally in common stocks and, secondarily, preferred stocks and bonds. The production of current income is secondary to the primary objective. The Fund seeks to invest up to 100%, and under normal conditions at least 65%, of its total assets in securities of companies that have small market capitalization (under $1 billion).

Investments in companies with small market capitalization may involve greater risks and volatility than more traditional equity investments due to the potential for limited product lines, reduced market liquidity for the trading of their shares and less depth in management than more established companies. For this reason, the Small Cap Fund does not constitute a balanced investment program, but rather as an investment for persons who are in a financial position to assume above average risk and share price volatility over time. The Small Cap Fund may be appropriate only for investors who have a longer term investment horizon or perspective.

The Equity Fund seeks long-term capital appreciation. The Fund will seek to achieve this objective by investing, under normal conditions, at least 65% of its total assets in common stocks. It will focus its investments in widely and actively traded stocks with medium (from $1 billion to $3 billion) and large (in excess of $3 billion) market capitalizations.

The Fund will purchase and hold for investment common stock, and may also purchase convertible and nonconvertible preferred stocks and bonds or debentures. These securities will not be considered common stock for purposes of the 65% limitation referenced above. The Fund may invest up to 35% of its total assets in foreign securities. Although the Fund intends to adapt to changing market conditions, the Adviser believes that common stocks will generally, over the long-term, offer the greatest potential for capital appreciation. Therefore, the Fund may be appropriate for investors who have a longer term investment horizon or perspective.

The Asset Allocation Fund seeks preservation of capital, capital appreciation and income. The Fund seeks to achieve these objectives by a flexible policy of investing in a select portfolio of common stocks, fixed income securities, cash or cash equivalents. Depending upon economic and market conditions, the Fund may invest as little as 20%, or as much as 75%, of its portfolio in common stocks. The Adviser will purchase common stocks which, in its opinion, have the greatest potential for capital appreciation. The remaining portion of the portfolio will be invested in fixed income securities, cash or cash equivalents. The fixed income securities that the Fund will invest in consist of corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations and U.S. Government and agency obligations. There are no limitations on the average maturity of the Fund's portfolio of fixed income securities. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. The Fund may invest up to 35% of its total assets in fixed income securities that are either unrated or are rated less than Baa by Moody's or BBB by S&P, or in commercial paper that is rated less than B-1 by Moody's or A- by S&P. However, not more than 5% of the Fund's total assets may be invested in fixed income securities that are unrated (including convertible stock).

Many factors will be considered in determining what portion of the portfolio will be invested in stocks, fixed income securities, or cash and cash equivalents. The Adviser will constantly monitor and adjust its weighting of investments in any particular area to adapt to changing market and economic conditions. Under normal market conditions, the Fund generally expects to invest its net assets as follows: 30% to 55% in fixed income securities; 25% to 60% in common stocks; and 5% to 30% in cash, cash equivalents or other money market instruments. Furthermore, the Fund may take advantage of opportunities to earn short-term profits if the Adviser believes that such a strategy will benefit the Fund's overall objective in light of the increased tax and brokerage expenses associated with such a strategy.

The Income Fund seeks a high level of current income by investing in a diversified portfolio of fixed income securities (such as bonds and notes of corporate and government issuers) and preferred or convertible preferred stock while, at the same time, attempting to preserve capital by varying the overall average maturity of the Fund's portfolio.

There are no limitations on the average maturity of the Fund's portfolio. In general, the Adviser will seek to adjust the average maturity of the Fund's portfolio in response to changes in interest rates.

The Income Fund invests in a variety of fixed income securities, including domestic and foreign corporate bonds, debentures, convertible bonds and debentures, foreign and U.S. Government securities, preferred and convertible preferred stock, and short-term money market instruments.

At least 65% of the Fund's total assets will be invested in (1) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (2) investment-grade debt securities, including convertible securities and preferred or convertible preferred stock, which are rated "A" or higher by the major recognized bond services (for a description of ratings, see Appendix A); or (3) cash and cash equivalents (such as certificates of deposit, repurchase agreements maturing in one week or less, and bankers' acceptances).

The Fund may invest up to 35% of its total assets in fixed income securities that are either unrated or are rated less than A by Moody's or A by S&P, or in commercial paper that is rated less than B-1 by Moody's or A- by S&P. However, not more than 5% of the Fund's total assets may be invested in fixed income securities that are unrated (including convertible stock).

INVESTMENT TECHNIQUES AND ADDITIONAL RISK FACTORS

The following describes in greater detail different types of securities and investment techniques used by the Funds, and discusses certain risks related to such securities and techniques. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

The Small Cap, Equity and Asset Allocation Funds are subject to the risks of investments in common stock, principally that the prices of stocks can fluctuate dramatically in response to company, market, or economic news. The Equity, Asset Allocation and Income Funds historically have had turnover rates in their portfolios in excess of 75% per year, resulting in potentially higher brokerage costs and the potential loss of advantageous long-term capital gain treatment for tax purposes. In addition, the Small Cap, Equity, Asset Allocation and Income Funds may each invest up to 35% of its total assets in securities issued by foreign issuers. The Small Cap Fund has a limited operating history. A significant risk associated with investment in the Income Fund is that of increasing interest rates causing a decline in the net asset value of the Fund.

Foreign Securities. Each of the Small Cap, Equity, Asset Allocation and Income Funds may invest up to 35% of its total assets in foreign securities, which may or may not be traded on an exchange. The Funds may purchase securities issued by issuers in any country. Securities of foreign companies are frequently denominated in foreign currencies, and the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies. As a result, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and they may incur expenses in connection with conversion between various currencies. Subject to its investment restrictions, the Funds may invest in other investment companies that invest in foreign securities.

Foreign securities may be subject to foreign government taxes that would reduce the income yield on such securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of any foreign withholding taxes would reduce the income a Fund received from any foreign investments.

Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of the issuer, difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the United States government. In addition, the net asset value of a Fund is determined and shares of a Fund can be redeemed only on days during which securities are traded on the New York Stock Exchange (NYSE). However, foreign securities held by a Fund may be traded on Saturdays or other holidays when the NYSE is closed. Accordingly, the net asset value of a Fund may be significantly affected on days when an investor has no access to the Fund.

In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain foreign countries, there is a possibility of expropriation, nationalization, or confiscatory taxation, which could affect investment in those countries.

Each of the Funds may invest a portion of its assets in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe and the Pacific Rim. The considerations noted above regarding the risks of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may be more volatile than markets of developed countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.

Puts, Call Options, Futures Contracts. The Small Cap, Equity, Asset Allocation and Income Funds may use options and futures contracts to attempt to enhance income, and to reduce the overall risk of its investments ("hedge"). These instruments are commonly referred to as "derivative instruments" due to the fact that their value is derived from or related to the value of some other instrument or asset. Each Fund's ability to use these strategies may be limited by market conditions, regulatory limits, and tax considerations. Appendix B to this prospectus describes the instruments that the Funds may use and the way the Funds may use the instruments for hedging purposes.

Each of these Funds may invest up to 10% of its total assets in premiums on put and call options, both exchange-traded and over-the-counter, and write call options on securities the Fund owns or has a right to acquire. Each of these Funds may also purchase options on securities indices, foreign currencies, and futures contracts. Besides exercising its option or permitting the option to expire, prior to expiration of the option, a Fund may sell the option in a closing transaction. The Funds may only write call options that are covered. A call option is covered if written on a security a Fund already owns.

The Small Cap, Equity, Asset Allocation and Income Funds may invest in interest rate futures contracts and the Small Cap, Equity and Asset Allocation Funds may invest in stock index futures provided that the aggregate initial margin of all futures contracts in which the Fund invests shall not exceed 10% of the total assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. Upon entering into a futures contract, the Fund will set aside liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations in a segregated account with the Fund's custodian to secure its potential obligation under such contract.

The principal risks of options and futures transactions are: (a) imperfect correlation between movements in the prices of options or futures contracts and movements in the prices of the securities hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; (d) losses on futures contracts, which may be unlimited, from market movements not anticipated by the Adviser; (e) possible need to defer closing out certain options or future contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). For a further discussion of put and call options and futures contracts, see the Statement of Additional Information, "Special Investment Risks."

Fixed Income Securities. Each of the Small Cap, Equity and Asset Allocation Funds may invest up to 20% and the Income Fund may invest up to 35% of its total assets in fixed income securities, including convertible securities, that are either unrated or rated below the fourth highest category by Moody's or S&P, although not more than 5% of the Fund's total assets may be invested in fixed income securities that are unrated. Securities rated below the fourth highest category are commonly referred to as "junk bonds." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in such securities normally involves a greater degree of investment and credit risk than does investment in a high-rated security. In addition, the market for such securities is less broad than the market for higher-rated securities, which could affect their marketability. The market prices of such securities tend to fluctuate more than the market prices of higher-rated securities in response to changes in interest rates and economic conditions. Moreover, with such securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of principal and interest.

Investment in REITs. Each of the Small Cap, Equity and Asset Allocation Funds may invest in REITs. The Funds investments in REITs may not exceed 25% of the Fund's total assets. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. For federal income tax purposes, REITs qualify for beneficial tax treatment by distributing 95% of their taxable income. If a REIT is unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and distributions to its shareholders would therefore be reduced.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. All REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.

Repurchase Agreements. Each of the Funds may engage in repurchase agreements. Repurchase agreements are agreements under which a person purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. A Fund will engage in repurchase agreements only with banks or broker-dealers whose obligations would qualify for direct purchase by that Fund. A repurchase agreement involves the obligation of the seller to pay an agreed-upon price, which obligation is, in effect, secured by the value of the underlying security. All repurchase agreements are fully collateralized and marked to market daily, and may therefore be viewed by the SEC or the courts as loans collateralized by the underlying security. There are some risks associated with repurchase agreements. For instance, in the case of default by the seller, a Fund could incur a loss or, if bankruptcy proceedings are commenced against the seller, the Fund could incur costs and delays in realizing upon the collateral.

Mortgage-Backed Securities. The Asset Allocation and Income Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as CMOs and Stripped Mortgage Back Securities (SMBS), and other types of mortgage-backed securities that may be available in the future (collectively, "Mortgage-Backed Securities").

Mortgage pass-through securities represent participation interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Payment of principal and interest on some mortgage pass-through securities, but not the market value of the securities themselves, may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by the agency or instrumentality of the U.S. Government issuing the security (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation (FHLMC), which are supported only by the discretionary authority of the U.S. Government to purchase the agencies' obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

CMOs are hybrid mortgage related instruments. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class and investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification test.

SMBS are derivative multiple-class mortgage-backed securities usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class), while the other class will receive all of the principal (the "principal only" class).

Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayment on mortgage cash flows. In addition, investing in the lowest tranche of CMOs involves risks similar to those associated with investing in equity securities.

Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

If the Mortgage-Backed Security is a fixed-income security, when interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. If interest rates increase rapidly and substantially, fixed rate obligations may become illiquid. In contrast, if the Mortgage-Backed Security represents an interest in a pool of loans with adjustable interest rates, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

If a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities, notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Short Sales. The Small Cap, Equity, and Asset Allocation Funds may engage in short sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

When Issued and/or Delayed Delivery Securities. Each of the Funds may purchase and sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Fund, with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Such securities are subject to market fluctuations, and no interest accrues to a Fund until the time of delivery. The value of the securities may be less at the time of delivery than the value of the securities when the commitment was made. When a Fund engages in when-issued and delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. To the extent any Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage. No Fund may commit more than 25% of its total assets to the purchase of when-issued and delayed-delivery securities. A separate account of liquid assets consisting of cash, U.S. Government securities or other liquid securities equal to the value of any purchase commitment of a Fund shall be maintained by the Fund's custodian until payment is made.

Illiquid Securities. The Funds may invest in illiquid securities, which may be difficult to sell promptly at an acceptable price. This difficulty may result in a loss or be costly to a Fund.

Interest Rates. Each Fund may invest in debt securities. The market value of debt securities that are sensitive to prevailing interest rates is inversely related to actual changes in interest rates. That is, an interest rate decline produces an increase in a security's market value and an interest rate increase produces a decrease in value. The longer the remaining maturity of a security, the greater the effect of an interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

U.S. Government Securities. Although U.S. Government securities and high-quality debt securities are issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. Government, not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. On the other hand, securities issued by the Student Loan Marketing Association are supported only by the credit of the instrumentality.

Small Companies. The Small Cap Fund intends to invest in small market capitalization companies. Investing in such securities may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small-sized companies normally have fewer outstanding shares than larger companies, it may be difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.

Lending of Portfolio Securities. The Funds may loan portfolio securities to broker-dealers or other institutional investors if at least 100% cash (or cash equivalent) collateral is pledged and maintained by the borrower. The Funds believe that the cash collateral minimizes the risk of lending their portfolio securities. Such loans of portfolio securities may not be made, under current lending arrangements, if the aggregate of such loans would exceed 20% of the value of a Fund's total assets. If the borrower defaults, there may be delays in recovery of loaned securities or even a loss of the securities loaned, in which case the Fund would pursue the cash (or cash equivalent) collateral. While there is some risk in lending portfolio securities, loans will be made only to firms or broker-dealers deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. For additional disclosure, see "Misellaneous Investment Practices -- Securities Loans" in the Statement of Additional Information.

Portfolio Turnover. The Funds generally do not trade in securities with the goal of obtaining short-term profits, but when circumstances warrant, securities will be sold without regard to the length of time the security has been held. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which will be borne directly by the Funds, as well as additional realized gains and/or losses to shareholders. The annual portfolio turnover rate of the Funds may at times exceed 100%. Portfolio turnover rates are shown in "The Funds' Financial History" above.

Temporary Defensive Investments. For temporary defensive purposes, the Small Cap, Equity and Asset Allocation Funds may invest up to 100% (80% for Asset Allocation) of their assets in fixed income securities, cash and cash equivalents. The fixed income securities in which each Fund will invest in such a situation shall consist of corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. The fixed income securities will be rated investment grade or higher (BBB by S&P and Baa by Moody's) and will have maturities of three years or less. When the Fund assumes a temporary defensive position, it may not be investing in securities designed to achieve its investment objective.

Other. The Funds may not always achieve their investment objectives. The Funds' investment objectives and non-fundamental investment policies may be changed without shareholder approval. The Funds' fundamental investment policies listed in the Statement of Additional Information, cannot be changed without the approval of a majority of a Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUNDS MEASURE THEIR PERFORMANCE

Performance may be quoted in sales literature and advertisements. Average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions. Other total returns differ from average annual total return only in that they may relate to different time periods and may represent aggregate as opposed to average annual total returns.

Yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Distribution rate is calculated by dividing the most recent month's distribution, annualized, by the maximum offering price at the end of the month. Performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.


Each of the Funds Class I shares were first offered to the public on the dates referenced below and were previously designated as the "Institutional Class". At the date of this Prospectus, no Class I shares had been offered for the Income Fund. The historical performance of Class I shares of each of the Funds for all periods is based on the performance of each Fund's predecessor without giving effect to any fee reimbursements described above and assuming reinvestment of dividends and capital gains. Historical performance as restated should not be interpreted as indicative of each Fund's future performance. Had Class I shares been outstanding, the average annual returns for each Fund's Class I shares as of _______ and __________ would have been as follows:

                                                     date                date
Small Cap Fund
1 year
Since inception (October 10, 1996)

Equity Fund
1 year
Since inception (October 3, 1996)

Asset Allocation Fund
1 year
Since inception (October 28, 1996)


HOW THE FUNDS ARE MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Administrator, serves as the distributor for the Funds' shares. Liberty Funds Services, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the shareholder services and transfer agent for the Funds. Each of the Adviser, the Administrator, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the
Adviser, the Administrator and their affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

Each Fund pays the Adviser a fee for its services that accrues daily and is payable bi-monthly. Fees are based on a percentage of the average daily net assets of each Fund, as set forth below:

                                          Small Cap Fund
                                           Equity Fund
                                      Asset Allocation Fund
Net Asset Value                            Annual Rate
First $100 million                              1.05%
Next $400 million                               0.90%
Amounts over $500 million                       0.65%

                                           Income Fund
Net Asset Value                            Annual Rate
First $100 million                              0.80%
Next $400 million                               0.65%
Amounts over $500 million                       0.55%

James E. Crabbe is primarily responsible for the day-to-day management of the Adviser. Mr. Crabbe is President and a Director of the Adviser.

Management of the Small Cap Fund is handled on a day-to-day basis by a team consisting of Mr. Crabbe, John W. Johnson, and Peter P. Belton. Mr. Crabbe is coordinator of the team. Mr. Crabbe has served in various management positions with the Adviser since 1980 and has managed the predecessor to the Special Fund since January 1, 1990. Prior to joining the Adviser, Mr. Johnson was a private investment banker from November, 1991 to May, 1995. Prior to joining the Adviser, Mr. Belton was a Vice President/Analyst at Capital Management Associates from February, 1994 to September, 1997.

The Income Fund is managed on a day-to-day  basis by a team  consisting of Garth
R. Nisbet and Paul C. Rocheleau. Mr. Nisbet joined the Adviser in April, 1995. Between February, 1993 and March, 1995 Mr. Nisbet worked for Capital Consultants, Inc. as a portfolio manager of its fixed income portfolio. Prior to joining Capital Consultants, Inc., Mr. Nisbet was a Vice President and the fixed income portfolio manager at Lincoln National Investment Management. Mr. Rocheleau joined the Adviser in December, 1992. Prior to joining the Adviser, Mr. Rocheleau was employed by Barclays American Mortgage Corp.

The portfolios of the Equity and Asset Allocation Funds are managed on a day-to-day basis by a team consisting of John E. Maack, Jr., Marian L. Kessler, Robert E. Anton and Mr. Nisbet. Ms. Kessler joined the Adviser in August, 1995. From September, 1993 until July, 1995, Ms. Kessler was a portfolio manager with Safeco Asset Management. Mr. Anton joined the Adviser in June, 1995. Prior to joining the Adviser, Mr. Anton served 17 years as Chief Investment Officer, portfolio manager at Financial Aims Corporation.

The Administrator provides certain administrative and pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to each Fund for a monthly fee at the annual rate of 0.___% of average daily net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser and its affiliates may agree.

The Adviser places all orders for purchases and sales of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services.

Subject to seeking best execution, the Adviser may consider sales of shares of a Fund (and of certain other funds advised by the Adviser, the Administrator and their affiliates, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc.) in selecting broker-dealers for portfolio security transactions.

Year 2000. The Funds' Adviser, Administrator, Distributor and Transfer Agent (Liberty Companies) are actively coordinating, managing and monitoring Year 2000 readiness for the Funds. A central program office at the Liberty Companies is working within the Liberty Companies and with vendors who provide services, software and systems to the Funds to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Funds. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Funds will not be adversely affected.

HOW THE FUNDS VALUE THEIR SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Funds are generally valued as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. The Board of Trustees has adopted procedures to value at their fair value (i) all other securities and
(ii) foreign securities if the value of such securities have been materially affected by events occurring after the closing of a foreign market.

DISTRIBUTIONS AND TAXES

The Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income and any net realized gain annually.

Distributions are invested in additional shares of the same Class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of a Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive taxable distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution may be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Funds are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with the financial service firm before such time and transmitted by the financial service firm before the Funds process that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge. The Funds may refuse any purchase order for their shares. See the Statement of Additional Information for more information.

Other Classes of Shares. Each of the Small Cap, Asset Allocation and Equity Funds also offer Class A, Class B and Class C shares through a separate
Prospectus. Income Fund also offers Class A shares through a separate Prospectus, but does not permit new purchases of its Class A shares. In general, anyone eligible to purchase Class I shares, which do not bear Rule 12b-1 fees nor initial or contingent deferred sales charges, should do so in preference over other classes.

General. Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Funds allow certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Investors may be charged a fee if they effect transactions in a Fund's shares through a broker or agent.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, a Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Funds may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts sponsored by the Distributor. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Funds may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Selling Shares Directly To A Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which a Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes. See the Statement of Additional Information for more information. Under unusual circumstances, a Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value among the Class I shares of other mutual funds offered through this Prospectus.

Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. A Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage a Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Administrator, the Transfer Agent and each Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. Each Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Each Fund is a successor series to the Crabbe Huson Funds, a Delaware business trust organized in 19__.

APPENDIX A

DESCRIPTION OF BOND RATINGS

S&P

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk -such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa bonds are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

APPENDIX B

HEDGING INSTRUMENTS:


Options on Equity and Debt Securities--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional stock option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchase will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

Stock Index Futures Contracts--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts--Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Purchase of these financial instruments allows the Adviser to hedge against changes in market conditions. For example, the Adviser may purchase a put option in a securities index or when it believes that the stock prices will decline. Conversely, the Adviser may purchase a call option in a securities index when it anticipates that stock prices will increase.

Investment Adviser
The Crabbe Huson Group, Inc.
121 S.W. Morrison, Suite 1400
Portland, OR  97204

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA  02110

Shareholder Services and Transfer Agent
Liberty Funds Services, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Auditors
KPMG Peat Marwick LLP
1211 S.W. Fifth Avenue, Suite 2000
Portland, OR 97204

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:






Printed in U.S.A.

October 7, 1998

CRABBE HUSON SMALL CAP FUND

CRABBE HUSON EQUITY FUND

CRABBE HUSON ASSET
ALLOCATION FUND

CRABBE HUSON INCOME FUND

CLASS I SHARES

PROSPECTUS

Crabbe Huson Small Cap Fund seeks to provide long-term capital appreciation.

Crabbe Huson Equity Fund seeks to provide long-term capital appreciation.

Crabbe Huson Asset Allocation Fund seeks preservation of capital, capital appreciation and income.

Crabbe Huson Income Fund seeks to provide the highest level of current income that is consistent with preservation of capital.


For more detailed information about the Funds, call the Distributor at 1-800-426-3750 for the October 7, 1998 Statement of Additional Information.

----------------------------- ------------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- ------------------------------

                               COLONIAL TRUST III

                              Cross Reference Sheet

                      (Crabbe Huson Asset Allocation Fund)
                         (The Crabbe Huson Special Fund)
                           (Crabbe Huson Equity Fund)
                          (Crabbe Huson Small Cap Fund)
                           (Crabbe Huson Income Fund)
                   (Crabbe Huson Real Estate Investment Fund)
                       (Crabbe Huson Oregon Tax-Free Fund)

Item Number of Form N-1A               Location or Caption in
                                       the Statement of Additional Information
Part B
10.                                    Cover Page

11.                                    Table of Contents

12.                                    Not Applicable

13.                                    Investment Objective and Policies;
                                       Fundamental Investment Policies; Other
                                       Investment Policies; Portfolio Turnover;
                                       Miscellaneous Investment Practices

14.                                    Fund Charges and Expenses; Management
                                       of the Funds

15.                                    Fund Charges and Expenses

16. Fund Charges and Expenses; Management of the Funds

17. Fund Charges and Expenses; Management of the Funds

18.                                    Shareholder Meetings; Shareholder
                                       Liability

19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase Programs/Investor
                                       Services; Programs for Reducing or
                                       Eliminating Sales Charge; How to Sell
                                       Shares; How to Exchange Shares

20.                                    Oregon Tax Considerations; Taxes

21.                                    Fund Charges and Expenses; Management
                                       of the Funds

22.                                    Fund Charges and Expenses; Investment
                                       Performance; Performance Measures

23.                                    Independent Auditors

                          THE CRABBE HUSON SPECIAL FUND
                           CRABBE HUSON SMALL CAP FUND
                    CRABBE HUSON REAL ESTATE INVESTMENT FUND
                            CRABBE HUSON EQUITY FUND
                       CRABBE HUSON ASSET ALLOCATION FUND
                        CRABBE HUSON OREGON TAX-FREE FUND
                            CRABBE HUSON INCOME FUND
                            (collectively, the Funds)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 7, 1998

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of the Funds. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectuses of the Funds dated October 7, 1998. This SAI should be read together with the Prospectuses. Investors may obtain a free copy of the Prospectus from Liberty Funds Distributor, Inc. (LFDI), One Financial Center, Boston, MA 02111-2621.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by LFDI generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS

           Part  1                                                          Page

           Definitions
           Investment Objective and Policies
           Fundamental Investment Policies
           Other Investment Policies
           Oregon Tax Considerations
           Portfolio Turnover
           Fund Charges and Expenses
           Investment Performance
           Custodian
           Independent Auditors

           Part 2

           Miscellaneous Investment Practices
           Taxes
           Management of the Funds
           Determination of Net Asset Value
           How to Buy Shares
           Special Purchase Programs/Investor Services
           Programs for Reducing or Eliminating Sales Charges
           How to Sell Shares
           Distributions
           How to Exchange Shares
           Suspension of Redemptions
           Shareholder Liability
           Shareholder Meetings
           Performance Measures
           Appendix I
           Appendix II

                                     Part 1
                          THE CRABBE HUSON SPECIAL FUND
                           CRABBE HUSON SMALL CAP FUND
                    CRABBE HUSON REAL ESTATE INVESTMENT FUND
                            CRABBE HUSON EQUITY FUND
                       CRABBE HUSON ASSET ALLOCATION FUND
                        CRABBE HUSON OREGON TAX-FREE FUND
                            CRABBE HUSON INCOME FUND

                       Statement of Additional Information
                                 October 7, 1998

DEFINITIONS
         "Trust"                   Colonial Trust III
         "Special Fund"            The Crabbe Huson Special Fund
         "Small Cap Fund"          Crabbe Huson Small Cap Fund
         "Real Estate Fund"        Crabbe Huson Real Estate Investment Fund
         "Equity Fund"             Crabbe Huson Equity Fund
         "Asset Allocation Fund"   Crabbe Huson Asset Allocation Fund
         "Oregon Tax-Free Fund"    Crabbe Huson Oregon Tax-Free Fund
         "Income Fund"             Crabbe Huson Income Fund
         "Adviser"                 The Crabbe Huson Group,  Inc., the Funds'
                                   investment  adviser
         "Administrator"           Colonial  Management  Associates,  Inc.,  the
                                   Funds' administrator
         "LFDI"                    Liberty  Funds  Distributor, Inc., the Funds'
                                   distributor
         "LFSI"                    Liberty Funds Services, Inc., the Funds'
                                   shareholder services and transfer agent

INVESTMENT OBJECTIVE AND POLICIES
The Funds' Prospectuses describe their investment objectives and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectuses:

      Foreign Securities                               Money Market Instruments
      Repurchase Agreements                            Securities Loans
      Participation Interests                          Forward Commitments
      Futures Contracts and Related Options            Options on Securities
      Small Companies                                  Rule 144A Securities

Except  as  indicated  under  "Fundamental   Investment  Policies,"  the  Funds'
investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Each Fund may:

1. Borrow from banks, other affiliated funds and other persons to the extent permitted by applicable law, provided that a Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets;

4. Underwrite securities issued by others only when disposing of portfolio securities;

5. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements; and

6. Not concentrate more than 25% (not applicable to the Real Estate Fund) of its total assets in any one industry or with respect to 75% of the Fund's assets (not applicable to the Oregon Tax-Free Fund), purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer.

Notwithstanding the investment policies and restrictions of the Funds, each Fund may invest all or a portion of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as such Fund.

OTHER INVESTMENT POLICIES

As  non-fundamental   investment   policies  which  may  be  changed  without  a
shareholder vote, each Fund may not:

1. Have a short sales position (except for the Special Fund), unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of securities; and

2.       Invest more than 15% of its net assets in illiquid assets.

OREGON TAX CONSIDERATIONS
If the Oregon Tax-Free Fund does not qualify as a regulated investment company under the Internal Revenue Code (Code), it will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments made to shareholders and will be unable to pay "exempt interest dividends," as discussed in the Prospectus.

From time to time, proposals have been introduced before Congress and the Internal Revenue Service for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, including private activity bonds. It is likely that similar proposals will be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's portfolio could be adversely affected. In such event, the Fund would re-evaluate its investment objectives and policies and consider recommending to its shareholders changes in the structure of the Fund.

Section 147 of the Code prohibits exemption from taxation of interest on certain governmental obligations paid to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. "Substantial user" is generally defined to include a "nonexempt person" who is entitled to use more than 5% of a facility financed from the proceeds of industrial development bonds. No investigation as to the substantial users of the facilities financed by bonds in the Fund's portfolio will be made by the Fund. Potential investors who may be, or may be related to, substantial users of such facilities should consult their tax advisors before purchasing shares of the Fund.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund provides each shareholder with an annual statement of the federal income tax status of all distributions, including a statement of percentage of the prior year's distributions designated by the Fund to be treated as tax-exempt interest or long-term capital gain. The dollar amounts of tax-exempt and taxable dividends and distributions paid by the Fund that are reported annually to shareholders will vary for each shareholder, depending upon the size and duration of the shareholder's investment in the Fund. To the extent that the Fund derives investment income from taxable interest, it intends to designate as the actual taxable income the same percentage of each day's dividend as the actual taxable income bears to the total investment income earned on that day. The percentage of the dividend designated as taxable (if any), therefore, may vary from day to day.

Individuals, trusts, and estates who or which are residents of the state of Oregon will not be subject to the Oregon personal income tax on distributions from the Fund representing tax-exempt interest paid on municipal securities issued by the State of Oregon and its political subdivisions. Distributions to Oregon residents representing earnings of the Fund from sources other than such tax-exempt interest will be subject to the Oregon personal income tax. In addition, the Fund anticipates that all distributions from the Fund, from any source, to corporations subject to the Oregon Corporation excise tax will be subject to that tax. For purposes of the Oregon personal income tax and the Oregon corporate excise tax, income from Fund distributions of interest paid on municipal securities issued by a state, other than Oregon, and its political subdivisions will be reduced by interest on indebtedness incurred to carry such securities and expenses incurred to produce such income.

The Oregon Corporate Excise Tax Act generally taxes corporations on income received from municipal securities, including those issued by the state of Oregon and its political subdivisions. Since this Fund is a trust, it would generally be subject to such a tax. However, the Oregon Department of Revenue has adopted an administrative rule (Oregon Administrative Rule 150.317,010(10)) which provides that a registered investment company may deduct from its income an amount equal to the exempt interest dividends paid to its shareholders. The Fund expects to distribute substantially all of its interest income as dividends to its shareholders and, therefore, does not expect to be liable for Oregon Corporate Excise tax.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying "exempt interest dividends," such as the Fund, is not deductible by the investor. Under rules used by the Internal Revenue Service, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. In addition, under Sections 265 and 291 of the Code, certain financial institutions acquiring shares may be subject to a reduction in the amount of interest expense that would otherwise be allowable as a deduction for federal income tax purposes.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectus under "The Fund's Financial History." High portfolio turnover may cause a Fund to realize capital gains which, if realized and distributed by a Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commission and other transaction costs, which will be borne directly by a Fund.

FUND CHARGES AND EXPENSES

Under the Funds' management agreements, Each Fund pays the Adviser a fee for its services that accrues daily and is payable bi-monthly. Fees are based on a percentage of the average daily net assets of each Fund, as set forth below (subject to reductions that the Adviser may agree to periodically):

                                           Special Fund
                                          Small Cap Fund
                                         Real Estate Fund
                                            Equity Fund
                                       Asset Allocation Fund             Income Fund         Oregon Tax-Free Fund
Net Asset Value                            Annual Rate                   Annual Rate              Annual Rate
---------------                            -----------                   -----------              -----------
First $100 million                              1.05%                      0.80%                    0.55%
Next $400 million                               0.90%                      0.65%                    0.50%
Amounts over $500 million                       0.65%                      0.55%                    0.45%

The Funds each pay the Administrator a monthly pricing and bookkeeping fee of $2,250 plus the following percentages of each Fund's average daily net assets over $50 million (subject to reductions that the Administrator may agree to periodically):

                  0.035% on  the  next  $950  million
                  0.025% on the next $1 billion
                  0.015% on the next $1 billion
                  0.001% on the excess over $3 billion

Under each Fund's transfer agency and shareholder servicing agreement, each Fund pays LFSI a monthly fee at the annual rate of % of average daily net assets, plus certain out-of-pocket expenses.

The following information relates to expenses of each Fund's predecessor under agreements in effect prior to October 7, 1998.

Fees paid to the Adviser, State Street Bank and Trust Company (formerly the Funds' administrator, transfer agent and dividend disbursing agent) and Crabbe Huson Securities, Inc.(CHSI) (formerly the Funds' distributor) (dollars in thousands)

Special Fund
                              Six-Months ended April 30                       Year ended October 31
                                         1998                        1997                   1996              1995
                                         ----                        ----                   ----              ----
Management fee                                                      $3,610                 $5,876            $5,398
Fees waived by the Adviser                                            (315)                 ----                   (1)
Administration fee                                                     174                    298

Small Cap Fund
                              Six-Months ended April 30                   Year ended October 31
                                         1998                          1997                       1996
                                         ----                          ----                       ----
Management fee                                                         $628                        $66
Fees waived by the Adviser                                             (124)                       (55)
Administration fee                                                        28                         2(b)

Real Estate Fund
                              Six-Months ended April 30                       Year ended October 31
                                         1998                        1997                   1996              1995
                                         ----                        ----                   ----              ----
Management fee                                                       $312                   $165              $191
Fees waived by the Adviser                                            (82)                   (63)              (75)
Administration fee                                                      13                     6

The Real Estate Fund entered into a subadvisory  agreement with Aldrich  Eastman
Waltch,  L.P. and the Adviser on September 6, 1995.  The Adviser paid to Adlrich
Eastman Waltch,  L.P. a portion of its Fee. In the years ending October 31, 1996 and 1997, the Adviser paid advisory fees of $62,591 and $121,986,  respectively, to Aldrich Eastman Waltch, L.P. This Subadvisory Agreement has been terminated.
Equity Fund
                              Six-Months ended April 30                       Year ended October 31
                                         1998                        1997                   1996              1995
                                         ----                        ----                   ----              ----
Management fee                                                      $3,617                 $4,035            $2,471
Fees waived by the Adviser                                             (78)                    (2)            ----
Administration fee                                                     178                    168




Asset Allocation Fund
                              Six-Months ended April 30                       Year ended October 31
                                         1998                        1997                   1996              1995
                                         ----                        ----                   ----              ----
Management fee                                                      $1,180                 $1,355            $1,183
Fees waived by the Adviser                                             (162)                    (a)              (15)
Bookkeeping fee                                                          57                     53

Oregon Tax-Free Fund
                              Six-Months ended April 30                       Year ended October 31
                                         1998                        1997                   1996              1995
                                         ----                        ----                   ----              ----
Management fee                                                       $131                   $139              $134
Fees waived by the Adviser                                             (31)                   (15)              (21)
Bookkeeping fee                                                         11                     11

Income Fund
                              Six-Months ended April 30                       Year ended October 31
                                         1998                        1997                   1996              1995
                                         ----                        ----                   ----              ----
Management fee                                                       $28                     $45               $49
Fees waived by the Adviser                                           (28)                    (45)              (49)
Administrative fee                                                     2                        2

(a) Rounds to less than $1,000.
(b) The Small Cap Fund commenced investment operations on February 16, 1996.

Additionally, the Adviser received a fee for certain shareholder liaison services it provided to the Funds, including responding to shareholder inquiries, providing information on shareholder investments and performing certain clerical tasks. In each of the last three years, for such services, the Adviser has been paid by the Funds $100,000 a year. The Funds paid their pro rata share of such fee based upon their net asset value.


Brokerage Commissions (dollars in thousands)

In addition to placing the Funds' brokerage business with firms that provide research and market and statistical services to the Adviser, the Funds' brokerage business may also be placed with firms that agree to pay a portion of certain Fund expenses, consistent with achieving the best price and execution. On November 29, 1995, the Special, Equity, Asset Allocation and Real Estate Funds entered into an arrangement with State Street Brokerage Services, Inc. ("SSBSI"), in which these Funds will receive credits to offset transfer agency, administration and accounting fees by using SSBSI to execute their portfolio transactions. For the fiscal year ending October 31, 1997, the Special Fund, Equity Fund and Asset Allocation Fund received credits of $0, $4,274 and $147, respectively. For the period ended April 30, 1998, the Special Fund, Equity Fund and Asset Allocation Fund received credits of $___, $_____ and $____, respectively

In the fiscal year ended October 31, 1995, the Special Fund paid $4,610,652, the Equity Fund paid $1,228,492, the Asset Allocation Fund paid $279,948, the Income Fund paid $416 and the Real Estate Fund paid $60,139 in brokerage commissions. None of these commissions were paid to CHSI. The Oregon Tax-Free Fund did not pay any brokerage commissions in the year ended October 31, 1995, as this Fund executed all portfolio transactions on a principal basis. Of the commissions paid in the fiscal year ending October 31, 1995, the Special Fund paid $1,594,562, the Equity Fund paid $754,846, the Asset Allocation Fund paid $180,671, and the Real Estate Fund paid $44,614 in commissions as a result of research provided by the brokers. None of the other Funds directed brokerage on the basis of research provided by a broker. The Small Cap Fund began operations in 1996.

For the fiscal year ended October 31, 1996, the Special Fund paid $1,973,393, the Small Cap Fund paid $49,126, the Equity Fund paid $1,891,778, the Asset Allocation Fund paid $356,194 and the Real Estate Investment Fund paid $101,225 in brokerage commissions. None of these commissions were paid to CHSI. The Oregon Tax-Free Fund and the Income Fund did not pay any brokerage commissions in the fiscal year ended October 31, 1996. Of the commissions paid in the fiscal year ended October 31, 1996, the Special Fund paid $653,329, the Equity Fund paid $1,325,587, the Asset Allocation Fund paid $252,090, the Small Cap Fund paid $12,592 and the Real Estate Fund paid $83,773 in commissions as a result of research provided by the brokers.

For the fiscal year ended October 31, 1997, the Special Fund paid $1,277,614, the Small Cap Fund paid $275,266, the Equity Fund paid $1,968,522, the Asset Allocation Fund paid $366,934 and the Real Estate Investment Fund paid $115,913 in brokerage commissions. None of these commissions were paid to CHSI. The Oregon Tax-Free Fund and the Income Fund did not pay any brokerage commissions in the fiscal year ended October 31, 1997. Of the commissions paid in the fiscal year ended October 31, 1997, the Special Fund paid $658,128, the Small Cap Fund paid $1,503,609, the Equity Fund paid $275,112, the Asset Allocation Fund paid $170,543 and the Real Estate Investment Fund paid $113,258 in commissions to brokers that provided both research and execution services or third party research products.

For the period ended April 30, 1998, the Special Fund paid $________, the Small Cap Fund paid $_________, the Equity Fund paid $_________, the Asset Allocation Fund paid $_________ and the Real Estate Investment Fund paid $__________ in brokerage commissions. None of these commissions were paid to CHSI. The Oregon Tax-Free Fund and the Income Fund did not pay any brokerage commissions during the period ended April 30, 1998. Of the commissions paid during the period ended April 30, 1998, the Special Fund paid $________, the Small Cap Fund paid $___________, the Equity Fund paid $_________, the Asset Allocation Fund paid $________ and the Real Estate Investment Fund paid $_________ in commissions to brokers that provided both research and execution services or third party research products.

Directors, Trustees and Fees
The following Trustees, Directors and officers of the Funds served through October 7, 1998 and are listed below, together with information about their principal business occupations during the last five years. Information about the Trust's current Trustees and officers appears in Part 2 of this SAI.

RICHARD S. HUSON,* 58, was a Trustee or Director and President of each of the Funds. Mr. Huson is a chartered financial analyst. Mr. Huson was a director and Secretary of the Crabbe Huson Group, Inc., the Funds' Adviser (the "Adviser"). Mr. Huson has, since 1980, served in various positions with the Adviser including roles such as Vice President/Secretary and portfolio manager. His business address is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204.

JAMES E. CRABBE,* 52, was a Trustee or Director and Vice President of each of the Funds. He is a director and President of the Adviser. Mr. Crabbe has, since 1980, served in various positions with the Adviser, and is currently its President, Chief Investment Officer and a portfolio manager. His business address is 121 SW Morrison, Suite 1400, Portland, Oregon 97204.

GARY L. CAPPS, 61, was a Trustee or Director of each of the Funds. Mr. Capps was the owner and Chief Executive Officer of ten radio stations in Oregon, Idaho and Washington from 1964 until 1986. He has been a director of Bank of the Cascades in Bend, Oregon since 1980, and has served as Chairman since 1983. His business address is 63085 N. Hwy 97, Bend, Oregon 97701.

CHERYL BURGERMEISTER,* 46, was Treasurer of the Funds. Ms. Burgermeister has been employed by the Adviser for the past nine years, and has been the chief financial officer of the Adviser since 1989. Ms. Burgermeister's business address is 121 SW Morrison, Suite 1400, Portland, Oregon 97204. Ms. Burgermeister is Treasurer of CHSI.

LOUIS SCHERZER, 77, was a Trustee or Director of each of the Funds. Mr. Scherzer is an officer of Scherzer Partners, Inc., a real estate development and management firm located at 5440 SW Westgate Drive, Suite 222, Portland, Oregon 97221. Mr. Scherzer has been an independent real estate developer and manager for more than 10 years.

BOB L. SMITH, 60, was a Trustee or Director of each of the Funds. Mr. Smith has been President of VIP's Industries since 1968, and has been a Director of Western Security Bank since 1980, a Director of KeyCorp since 1988 and a Director of Blue Cross/Blue Shield of Oregon since 1984. His business address is 280 Liberty Street S.E., Salem, Oregon 97301.

CRAIG P. STUVLAND,* 42, was a Trustee or Director and Secretary of each of the Funds. Mr. Stuvland has been employed by the Adviser since June, 1987; he is currently an Executive Vice President and a Director. Mr. Stuvland's business address is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204. Mr. Stuvland is President and a director of CHSI.

RICHARD P. WOLLENBERG, 82, was a Trustee or Director of each of the Funds. Mr. Wollenberg has been Chairman and Chief Executive Officer of Longview Fibre
Company since 1978, and a Trustee of Reed College since 1962. His business address is Longview Fibre Company, P.O. Box 606, Longview, Washington 98632.

WILLIAM WENDELL WYATT, JR., 47, was a Trustee or Director of each of the Funds. Mr. Wyatt has been Chief of Staff, Office of the Governor, State of Oregon, since April, 1995. From 1987 to 1995, he was President of the Oregon Business Council. His business address is 254 State Capitol, Salem, Oregon 97310-0370.

*The persons indicated were "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act") as amended. They received no trustees' or directors' fees or salaries from any of the Funds.

The following table sets forth compensation received by the former disinterested directors of the Funds during the fiscal year ended October 31, 1997. No officer of any of the Funds received compensation in excess of $60,000 from an individual Fund.

                                                                                                Total Compensation From Fund
                                         Aggregate Compensation from                                Complex Paid to Each
 Name of Person, Position                    Fund, per Director                                     Trustee/Director (1)
Smith, Scherzer, Wyatt,
Directors                        Special Fund                                   $ 4,873                     $11,719
                                 Real Estate Fund                                   429
                                 Equity Fund                                      3,213
                                 Asset Allocation Fund                            1,684
                                 Oregon Tax-Free Fund                               517
                                 Income Fund                                        147
                                 U.S. Government Income Fund                        160
                                 U.S. Government Money Market Fund                  604
                                 Small Cap Fund*                                     92
Wollenberg, Capps,
Directors                        Special Fund                                     4,818                      11,619
                                 Real Estate Fund                                   128
                                 Equity Fund                                      3,184
                                 Asset Allocation Fund                            1,675
                                 Oregon Tax-Free Fund                               515
                                 Income Fund                                        147
                                 U.S. Government Income Fund                        159
                                 U.S. Government Money Market Fund                  601
                                 Small Cap Fund*                                     92

*  The Small Cap fund commenced operations February 16, 1996.
(1) At October 31, 1997, there were nine Funds in the Fund Complex.

The Funds also reimbursed trustees/directors' expenses for attending shareholder and director meetings for directors who are not officers, directors, or employees of the Adviser or CHSI.

Effective October 7, 1998, the following individuals began service as Trustees for the Funds(a):

                                              Estimated                                      Total Compensation From Trust and Fund
                                             Aggregate                                        Complex Paid To The Trustees For The
Trustee                                    Compensation (b)                                 Calendar Year Ended December 31, 1997(c)
-------              Special  Asset Allocation  Small Cap  Income Oregon Tax-  Equity  Real Estate
                     Fund         Fund             Fund     Fund  Free Fund      Fund     Fund
Robert J. Birnbaum    $            $               $         $       $          $         $                 $  93,949
Tom Bleasdale                                                                                                 106,432(d)
Lora S. Collins                                                                                                93,949
James E. Grinnell                                                                                              94,698(e)
Richard W. Lowry                                                                                               94,698
William E. Mayer                                                                                               89,949
James L. Moody, Jr.                                                                                            98,447(f)
John J. Neuhauser                                                                                              94,948
Robert L. Sullivan                                                                                             99,945

(a) The Funds do not currently offer pension or retirement plan benefits to Trustees.

(b) Compensation is estimated based upon future payments to be made and upon estimated relative Fund net assets.

(c) At December 31, 1997, the Libertyl Funds complex consisted of 39 open-end and 5 closed-end management investment company portfolios.

(d)  Includes $57,454 payable in later years as deferred compensation.

(e)  Includes $6,273 payable in later years as deferred compensation.

(f) Total compensation of $98,447 will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1997:

                                                         Total Compensation
                                                         From Liberty Funds For
                                                         The Calendar Year Ended
Trustee                                                  December 31, 1997 (g)

Robert J. Birnbaum                                       $26,800
James E. Grinnell                                          26,800
Richard W. Lowry                                           26,800

(g)     The  Liberty  Funds are  advised by  Liberty  Asset  Management  Company
        (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc.(an intermediate parent of the Adviser and the Administrator).

Ownership of the Fund
The following information is as of September 30, 1998:

12b-1 Plan, CDSC and Conversion of Shares
The Funds offer multiple classes of shares, including Class A, Class B, Class C and Class I. The Funds may in the future offer other classes of shares. The Trustees have approved 12b-1 plans (Plans) pursuant to Rule 12b-1 under the Act for each of the Class A, Class B and Class C shares of the Funds. Under the Plans, each Fund pays LFII monthly a service fee at an annual rate of 0.25% of net assets attributed to the ClassA, Class B and Class C shares and a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares. LFII may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of LFII's expenses, LFII may realize a profit from the fees.

The Plans authorize any other payments by a Fund to LFDI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.

The Trustees believe the Plans could be a significant factor in the growth and retention of assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit shareholders of each class of the Funds. The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plans. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plans will only be effective if the selection and nomination of the Trustees who are non-interested Trustees is effected by such non-interested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class I shares are offered at net asset value. The CDSCs are described in the Prospectus.

No CDSC will be imposed on distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

During the fiscal year ended October 31, 1997, the Funds paid the following amounts under the Funds' Plans:

                                                              Printing/Mailing   Broker/Deale   Salesperson
Fund                           Total            Advertising      Prospectus       Payments       Payments         Other*
 Special Fund                  $924,527(1)      $135,155            $70,201       $576,608        $11,039          $131,523

 Small Cap Fund                $ 61,209         $  9,540            $ 7,693       $ 36,198        $     7          $  7,772

 Real Estate Fund              $113,986(2)      $ 20,430            $ 8,282       $ 74,162        $   230          $ 10,882

 Equity Fund                   $964,533         $122,918            $66,733       $629,896        $18,798          $126,188

 Asset Allocation Fund         $271,922(3)      $ 35,566            $21,645       $178,405        $   208          $ 36,097

 Oregon Tax-Free Fund          $ 44,316         $  8,197            $ 6,415       $ 21,092        $   647          $  7,965

 Income Fund                   $  7,200         $  1,203            $   600       $  4,205         $   -0-         $  1,192

During the period ended April 30,  1998,  the Funds paid the  following  amounts under the Funds' Plans:
                                                              Printing/Mailing   Broker/Deale   Salesperson
Fund                           Total            Advertising      Prospectus       Payments       Payments         Other*
 Special Fund                  $

 Small Cap Fund                $

 Real Estate Fund              $

 Equity Fund                   $

 Asset Allocation Fund         $

 Oregon Tax-Free Fund          $

 Income Fund                   $

(1) Of this amount, the Special Fund paid $636,830, and the balance was paid by the Adviser.

(2) Of this amount, the Real Estate Fund paid $77,911, and the balance was paid by the Adviser.

(3) Of this amount, the Asset Allocation Fund paid $264,915, and the balance was paid by the Adviser.

* This category consists of miscellaneous expenses incurred in promoting the Funds' shares, including salary expenses, NASD Fees and miscellaneous office expenses.

INVESTMENT PERFORMANCE


As of October 31, 1997, no Class B or Class C shares were issued. Class A shares were formerly designated as the "Primary Class" and Class I shares were formerly designated as the "Institutional Class".

The Fund's yields for the months ended April 30, 1998 and October 31, 1997 were:

                          Class A Shares                        Class I Shares
Special Fund
Real Estate Fund
Equity Fund
Asset Allocation Fund
Oregon Tax-Free Fund
Income Fund
Small Cap Fund

                                        Class A Shares

                          1 Year            5 Years             10 Years
Special Fund
Equity Fund
Asset Allocation Fund
Oregon Tax-Free Fund
Income Fund
Small Cap Fund
Real Estate Fund

                                                   Class I Shares

                                              1 Year      Since Inception
Equity Fund
Asset Allocation fund


The Funds' Class A distribution rates at October 31, 1997, which are based on distributions and the maximum offering price at the end of the month, were%, %, %, %, % % and % for each of the Funds and Class I distribution rates were %, %, and % for the Funds, respectively. See Part 2 of this SAI "Performance Measures" for how calculations are made.

The Funds' Class A distribution rates at April 30, 1998, which are based on distributions and the maximum offering price at the end of the month, were%, %, %, %, % % and % for each of the Funds and Class I distribution rates were %, %, and % for the Funds, respectively. See Part 2 of this SAI "Performance Measures" for how calculations are made.

CUSTODIAN
State Street Bank & Trust Company is the custodian for the Funds. The custodian is responsible for safeguarding and controlling the Funds' cash and securities, receiving and delivering securities and collecting the each Fund's interest and dividends.

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP acts as the Funds' independent auditors. In such capacity, KPMG Peat Marwick LLP performs the annual audit of each Fund's financial statements and assists in the preparation of tax returns.

                   STATEMENT OF ADDITIONAL INFORMATION

                                PART 2

The following information applies generally to most Colonial funds. "Fund" or "funds" include each series of Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI and Colonial Trust VII. In certain cases, the discussion applies to some but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this Statement lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in
Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading
In seeking the fund's investment objective, the Adviser will buy or sell portfolio securities whenever it believes it is appropriate. The Adviser's decision will not generally be influenced by how long the fund may have owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Adviser considers a change in the fund's portfolio.

Lower Rated Debt Securities
Lower rated debt securities are those rated lower than Baa by Moody's, BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,



1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower rated debt securities;

2. the secondary market for lower rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;



3. the Adviser's credit analysis of lower rated debt securities may have a greater impact on the fund's achievement of its investment objective and

4. lower rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower rated debt securities may not pay interest in cash on a current basis.

Small Companies
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Foreign Securities
The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. The PFIC tax is the highest ordinary income rate, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxation" below.

Zero Coupon Securities (Zeros)
The fund may invest in zero coupon securities which are securities issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security and in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.


Step Coupon Bonds (Steps)
The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to additional volatility risk than fixed rate debt securities.

Tender Option Bonds
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind (PIK) Securities
The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments
Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposits are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

Securities Loans
The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)
The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

Mortgage Dollar Rolls
In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Also, the transaction costs may exceed the return earned by the fund from the transaction.

Repurchase Agreements
The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Options on Securities
Writing covered options. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options
Upon entering into futures contracts, in compliance with the Securities and Exchange Commission's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on futures contracts. The fund will enter into written options on futures contracts only when, in compliance with the Securities and Exchange Commission's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to the Adviser`s ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The funds investing in tax-exempt securities issued by a governmental entity may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Adviser, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on indices. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

Foreign Currency Transactions
The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Municipal Lease Obligations
Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Participation Interests
The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments
When the fund purchases municipal obligations it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities.) The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Inverse Floaters
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities
The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (1933 Act). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Adviser that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than its investment restriction on illiquid securities allows. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES
In this section, all discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax adviser for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.

Alternative Minimum Tax. Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement modified pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act").

Return of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital reduces the cost basis in the shares to below zero.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisers about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

Fund Distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Pursuant to the 1997 Act, two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year). One rate (generally 28%) generally applies to net gains on capital assets held for more than one year but not more than 18 months (28% rate gains) and a second, preferred rate (generally 20%) applies to the balance of such net capital gains (adjusted net capital gains). Distributions of net capital gains will be treated in the hands of shareholders as 28% rate gains to the extent designated by the fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be designated as adjusted net capital gains. Distributions of 28% rate gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund. Distributions will be taxed as described above whether received in cash or in fund shares.

Distributions from Tax-Exempt Funds. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from Federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of net long-term capital gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time fund shares are held. Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains are subject to a maximum tax rate of either 28% or 20% depending on the fund's holding period in the portfolio assets generating the gains.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993 with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its"revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

Special Tax Rules Applicable to Tax-Exempt Funds. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

Sales of Shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as 28% rate gain if the shares have been held for more than 12 months but not more than 18 months, and as adjusted net capital gains if the shares have been held for more than 18 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss.. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, CISC may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

Excise Tax. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Adviser intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

Tax Accounting Principles. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities).

Hedging Transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Securities Issued at a Discount. The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Adviser will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code (including a holding period requirement imposed pursuant to the 1997 Act), as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS (in this section, and the following sections entitled "Trustees and Officers," "The Management Agreement," "Administration Agreement," "The Pricing and Bookkeeping Agreement," "Portfolio Transactions," "Investment decisions," and "Brokerage and research services," the "Adviser" refers to Colonial Management Associates, Inc.) The Adviser is the investment adviser to each of the funds (except for The Crabbe Huson Special Fund, Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund and Crabbe Huson Income Fund, Colonial Money Market Fund, Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Newport Tiger Fund, Newport Tiger Cub Fund, Newport Japan Opportunities Fund and Newport Greater China Fund - see Part I of each Fund's respective SAI for a description of the investment adviser). The Adviser is a subsidiary of The Colonial Group, Inc. (TCG), One Financial Center, Boston, MA 02111. TCG is a direct majority-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct subsidiary of majority-owned LFC Holdings, Inc., which in turn is a direct subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

Trustees and Officers (this section applies to all of the funds)

Name and Address                Age   Position with Fund     Principal Occupation  During Past Five Years
----------------                ---   ------------------     --------------------------------------------
Robert J. Birnbaum              70       Trustee            Consultant(formerly Special Counsel, Dechert Price &
313 Bedford Road                                            Rhoads from September, 1988 to December, 1993, President,
Ridgewood, NJ 07450                                         New York Stock Exchange from May, 1985 to June, 1988,
                                                            President, American Stock Exchange, Inc. from 1977 to
                                                            May, 1985).

Tom Bleasdale                   67       Trustee            Retired (formerly Chairman of the Board and Chief
11 Cariage Way                                              Executive Officer, Shore Bank & Trust Company from
Danvers, MA 01923                                           1992-1993), is a Director of The Empire Company since
                                                            June, 1995.

Lora S. Collins                 62       Trustee            Attorney  (formerly Attorney, Kramer, Levin, Naftalis &
1175 Hill Road                                              Frankel from  September, 1986 to November, 1996).
Southold, NY 11971

James E. Grinnell               68       Trustee            Private Investor since November, 1988.
22 Harbor Avenue
Marblehead, MA 01945

Richard W. Lowry                61       Trustee            Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963

William E. Mayer*               57       Trustee            Partner, Development Capital, LLC (formerly Dean, College
500 Park Avenue, 5th Floor                                  of Business and Management, University of Maryland from
New York, NY 10022                                          October, 1992 to November, 1996, Dean, Simon Graduate
                                                            School of  Business, University of Rochester from October, 1991 to July, 1992).

James L. Moody, Jr.             66       Trustee            Retired (formerly Chairman of the Board, Hannaford Bros.
16 Running Tide Road                                        Co. from May, 1984 to May, 1997, and Chief Executive
Cape Elizabeth, ME 04107                                    Officer, Hannaford Bros. Co. from May, 1973 to May, 1992).

John J. Neuhauser               54       Trustee            Dean, Boston College School of Management since
140 Commonwealth Avenue                                     September, 1977.
Chestnut Hill, MA 02167

Robert L. Sullivan              70       Trustee            Retired Partner, KPMG Peat Marwick LLP
7121 Natelli Woods Lane
Bethesda, MD 20817

Stephen E. Gibson                        President          President of funds since June, 1998, is Chairman and
                                                            Chief Executive Officer of the Adviser and The Colonial
                                                            Group, Inc.

J. Kevin Connaughton            33       Controller and     Controller and Chief Accounting Officer of funds since
                                         Chief Accounting   February, 1998, is Vice President of the Adviser since
                                         Officer            February, 1998 (formerly Senior Tax Manager, Coopers &
                                                            Lybrand,   LLP  from April, 1996 to January,  1998; Vice
                                                            President,  440  Financial Group/First Data Investor    Services
                                                            Group from  March  ,1994 to April,  1996;  Vice  President,  The
                                                            Boston  Company (subsidiary of Mellon Bank) from December,  1993 to March, 1994;  Assistant Vice President and Tax Manager,
                                                            Mellon Bank from March,  1992 to December, 1993).

Timothy J. Jacoby               45       Treasurer and      Treasurer and Chief Financial Officer of funds since
                                         Chief Financial    October, 1996 (formerly Controller and Chief Accounting
                                         Officer            Officer from October, 1997 to February, 1998), is
                                                            Senior Vice President of the Adviser since September, 1996
                                                            (formerly Senior Vice President, Fidelity Accounting and Custody
                                                            Services from September, 1993 to September,  1996 and  Assistant
                                                            Treasurer to the  Fidelity  Group of Funds from August, 1990 to
                                                            September,  1993).

Nancy L. Conlin                 44       Secretary          Secretary of the funds since April, 1998 (formerly
                                                            Assistant Secretary from July, 1994 to April, 1998), is
                                                            Director, Senior Vice President, General Counsel, Clerk
                                                            and Secretary of the Adviser since April, 1998
                                                            (formerly Vice President, Counsel, Assistant Secretary
                                                            and Assistant Clerk from July, 1994 to April, 1998),
                                                            Vice President - Legal, General Counsel and Clerk of
                                                            TCG since April, 1998 (formerly Assistant Clerk from
                                                            July, 1994 to April, 1998)

Davey S. Scoon                  51       Vice President     Vice President of the funds since June, 1993, is
                                                            Executive Vice President since July, 1993 and Director
                                                            since March, 1985 of the Adviser (formerly Senior Vice
                                                            President and Treasurer of the Adviser from March, 1985
                                                            to July, 1993); Executive Vice President and Chief
                                                            Operating Officer, TCG since March, 1995 (formerly Vice
                                                            President - Finance and Administration of TCG from
                                                            November, 1985 to March, 1995).

* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund or the Adviser.

The business address of the officers of each Fund is One Financial Center, Boston, MA 02111.

The Trustees serve as trustees of all funds for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees are divided equally among the funds.

The Adviser and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Adviser currently serves as investment adviser and administrator for 39 open-end and 5 closed-end management investment company portfolios, and is the administrator for 5 open-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Adviser or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisers have recommended the funds to over 800,000 clients worldwide, representing more than $16.3 billion in assets.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Management Agreement (this section does not apply to Colonial Money Market Fund, Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Newport Tiger Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund or Newport Greater China Fund)

Under a Management Agreement (Agreement), the Adviser has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Adviser to the Trust, a fund and/or its shareholders is limited to situations involving the Adviser's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFDI pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to Colonial Money Market Fund, Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Newport Tiger Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund and Newport Greater China Fund and their respective Trusts).

Under an Administration Agreement with each Fund named above, the Adviser, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

            (a)       providing office space, equipment and clerical personnel;

            (b) arranging, if desired by the respective Trust, for its Directors, officers and employees to serve as Trustees, officers or agents of each Fund;

            (c)       preparing  and,  if   applicable,   filing  all  documents
                      required for compliance by each Fund with applicable laws and regulations;

            (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

            (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

            (f)       maintaining certain books and records of each Fund.

With respect to Colonial Money Market Fund and Colonial Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:

            (g) monitoring compliance by the Fund with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") and reporting to the Trustees from time to time with respect thereto; and

            (h)       monitoring the investments and operations of the following
                      Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Colonial Municipal Money Market Fund is invested; SR&F Cash Reserves Portfolio in which Colonial Money Market Fund is invested;
                       and the LFC  Utilities  Trust  (LFC  Portfolio)  in which
                      Colonial Global Utilities Fund is invested and reporting to the Trustees from time to time with respect thereto.

The Adviser is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this Statement of Additional Information.

The Pricing and Bookkeeping Agreement
The Adviser provides pricing and bookkeeping services to each fund pursuant to a Pricing and Bookkeeping Agreement. The Adviser, in its capacity as the Administrator to each of Colonial Money Market Fund, Colonial Municipal Money Market Fund and Colonial Global Utilities Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other funds (except for Newport Tiger Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund and Newport Greater China Fund), the Adviser is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:

                                    1/12 of 0.000%  of the  first  $50  million;
                                    1/12 of  0.035%  of the next  $950  million;
                                    1/12 of 0.025% of the next $1 billion;
                                    1/12 of 0.015% of the next $1 billion; and 1/12 of 0.001% on the excess over $3 billion

The Adviser provides pricing and bookkeeping services to Newport Tiger Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund and Newport Greater China Fund for an annual fee of $27,000, plus 0.035% of each Fund's average daily net assets over $50 million.

Stein Roe & Farnham Incorporated, the investment adviser of each of the Municipal Money Market Portfolio and LFC Portfolio, provides pricing and bookkeeping services to each Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of each Portfolio over $50 million.

Portfolio Transactions
The following sections entitled "Investment decisions" and "Brokerage and research services" do not apply to Colonial Money Market Fund, Colonial Municipal Money Market Fund, and Colonial Global Utilities Fund. For each of these funds, see Part 1 of its respective SAI. The Adviser of The Crabbe Huson Special Fund, Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund and Crabbe Huson Income Fund, Newport Tiger Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund and Newport Greater China Fund follows the same procedures as those set forth under "Brokerage and research services."

Investment decisions. The Adviser acts as investment adviser to each of the funds (except for The Crabbe Huson Special Fund, Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Equity Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Oregon Tax-Free Fund and Crabbe Huson Income Fund, Colonial Money Market Fund, Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Newport Tiger Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund and Newport Greater China Fund, each of which is administered by the Adviser. The Adviser's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Adviser. The funds and clients advised by the Adviser or the funds administered by the Adviser sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Adviser as investment adviser to the funds outweighs the disadvantages, if any, which might result from these practices.

The portfolio managers of Colonial International Fund for Growth, a series of Colonial Trust III, will use the trading facilities of Stein Roe & Farnham Incorporated, an affiliate of the Adviser, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

Brokerage and research services. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Adviser places the transactions of the funds with broker-dealers selected by the Adviser and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Adviser's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Adviser and the funds. The Adviser may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Adviser, they tend to reduce the Adviser's expenses. In the Adviser's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Adviser to cause the funds to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Adviser's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Adviser to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Adviser may use the services of AlphaTrade Inc. (ATI), its registered broker-dealer subsidiary, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1. Under the Rule, the Adviser must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Adviser will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.

Principal Underwriter
LFDI is the principal underwriter of the Trust's shares. LFDI has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent
CISC is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CISC is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CISC. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CISC or generally by 6 months' notice by CISC to the Fund. The agreement limits the liability of CISC to the Fund for loss or damage incurred by the Fund to situations involving a failure of CISC to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify CISC against, among other things, loss or damage incurred by CISC on account of any claim, demand, action or suit made on or against CISC not resulting from CISC's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

DETERMINATION OF NET ASSET VALUE
Each fund determines net asset value (NAV) per share for each Class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time, 3:00 p.m. Central time) each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following observed holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined by the Adviser in good faith under the direction of the Trust's Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Trustees.

(The following two paragraphs are applicable only to Newport Tiger Fund, Newport Japan Opportunities Fund, Newport Tiger Cub Fund and Newport Greater China Fund
- "Adviser" in these two paragraphs refers to each fund's Adviser, Newport Fund Management, Inc.)

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Adviser, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds (this section currently does not apply to Colonial Money Market funds, - see "Amortized Cost for Money Market Funds" under "Other Information Concerning the Portfolio" in Part 1 of the SAI of Colonial Money Market Fund and Colonial Municipal Money Market Fund for information relating to the Municipal Money Market Portfolio)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Colonial Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES
The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CISC, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFDI's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFDI retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"). LFDI generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFDI for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

CISC acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CISC, provided the new FSF has a sales agreement with LFDI.

Shares credited to an account are transferable upon written instructions in good order to CISC and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, I, T or Z shares. The Colonial money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to CISC for deposit to their account.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.

Fundamatic Program. As a convenience to investors, shares of most funds advised by Colonial, The Crabbe Huson Group, Inc., Newport Fund Management, Inc. and Stein Roe & Farnham Incorporated may be purchased through the Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFDI receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Fundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or from LFDI.

Automated Dollar Cost Averaging (Classes A, B and C). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, The Crabbe Huson Group, Inc., Newport Fund Management, Inc. and Stein Roe & Farnham Incorporated in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Colonial Investors Service Center, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment adviser to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFDI offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges . These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

Tax-Sheltered Retirement Plans. LFDI offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. BankBoston, N.A. is the Trustee of LFDI prototype plans and charges a $10 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFDI.

Participants in non-LFDI prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with CISC. Participants in LFDI prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to CISC. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFDI IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CISC, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

Cash Connection.  Dividends and any other  distributions,  including  Systematic
Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call CISC for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
Right of Accumulation and Statement of Intent (Class A and Class T shares only) (Class T shares can only be purchased by the shareholders of Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, I, T and Z shares of the funds advised by Colonial Management Associates, Inc., The Crabbe Huson Group, Inc., Newport Fund Management, Inc. and Stein Roe & Farnham Incorporated. The applicable sales charge is based on the combined total of:

1.          the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund and Class B, C, I, T and Z shares).

LFDI must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CISC. A fund may terminate or amend this Right of Accumulation.

Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, I, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CISC will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFDI the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFDI an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CISC will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CISC at 1-800-345-6611.

Because of the unavailability of certain services, this Program may not be suitable for all investors.

The FSF receives 3% of the investor's intended purchases under a Program at the time of initial investment and 1% after the 24th monthly payment. LFDI may require the FSF to return all applicable commissions paid with respect to a Program terminated within six months of inception, and thereafter to return commissions in excess of the FSF discount applicable to shares actually purchased.

Since the Asset Builder plan involves continuous investment regardless of the fluctuating prices of funds shares, investors should consult their FSF to determine whether it is appropriate. The Plan does not assure a profit nor protect against loss in declining markets.

Reinstatement Privilege. An investor who has redeemed Class A, B, C , I or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of any fund at the NAV next determined after CISC receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or CISC. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.

Privileges of Colonial Employees or Financial Service Firms (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to certain Funds). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Adviser; directors, officers and employees of the Adviser, LFDI and other companies affiliated with the Adviser; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFDI; and such persons' families and their beneficial accounts.

Sponsored Arrangements. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with LFDI pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to certain Funds) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CISC, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFDI for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES
Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to CISC, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, CISC and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call CISC for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CISC and may charge for this service.

Systematic Withdrawal Plan
If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CISC will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

Telephone Redemptions. All fund shareholders and/or their FSFs (except for Newport Tiger Cub Fund, Newport Japan Opportunities Fund and Newport Greater China Fund) are automatically eligible to redeem up to $50,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemption privileges for larger amounts and for Newport Tiger Cub Fund, Newport Japan Opportunities Fund and Newport Greater China Fund may be elected on the Application. CISC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

Checkwriting (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator of certain Funds) (Available only on the Class A shares of certain funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CISC will provide checks to be drawn on BankBoston (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS
Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same Class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Colonial Money Market Fund and Colonial Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES
Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult CISC before requesting an exchange.

By calling CISC, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CISC by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. CISC will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CISC will require customary additional documentation. Prospectuses of the other funds are available from the LFDI Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or CISC. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS
A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS
As described under the caption "Organization and History" in the Prospectus of each fund, the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
Total Return
Standardized average annual total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

Nonstandardized total return. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.

Yield
Money market. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

Non-money market.  The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by Colonial have been added back to actual expenses.

Distribution rate. The distribution rate for each class of shares of a fund is calculated by annualizing the most current period's distributions and dividing by the maximum offering price on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Adviser to be reputable, and publications in the press pertaining to a fund's performance or to the Adviser or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated.

All data are based on past performance and do not predict future results.

General. From time to time, the Fund may discuss, or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund, including the New ValueTM investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar costs averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                       STANDARD & POOR'S CORPORATION (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

         Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+).
Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.


The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:
MIG 1. This designation denotes best quality. There is present strong protection
by  established  cash  flows,   superior   liquidity   support  or  demonstrated
broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                            FITCH INVESTORS SERVICES

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional
A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.


                         DUFF & PHELPS CREDIT RATING CO.

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A - Protection factors are average but adequate. However, risk factors are more available and greater in periods of economic stress.

BBB+, BBB, BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC - Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                   APPENDIX II
                                      1997
SOURCE                                                      CATEGORY                                             RETURN (%)
Donoghue                                                    Tax-Free Funds                                             4.93
Donoghue                                                    U.S. Treasury Funds                                        4.65
Dow Jones & Company                                         Industrial Index                                          24.87
Morgan Stanley                                              Capital International EAFE Index                           1.78
Morgan Stanley                                              Capital International EAFE GDP Index                       5.77
Libor                                                       Six-month Libor                                             N/A
Lipper                                                      Short U.S. Government Funds                                5.82
Lipper                                                      California Municipal Bond Funds                            9.15
Lipper                                                      Connecticut Municipal Bond Funds                           8.53
Lipper                                                      Closed End Bond Funds                                     12.01
Lipper                                                      Florida Municipal Bond Funds                               8.53
Lipper                                                      General Municipal Bonds                                    9.11
Lipper                                                      Global Funds                                              13.04
Lipper                                                      Growth Funds                                              25.30
Lipper                                                      Growth & Income Funds                                     27.14
Lipper                                                      High Current Yield Bond Funds                             12.96
Lipper                                                      High Yield Municipal Bond Debt                            10.11
Lipper                                                      Fixed Income Funds                                         8.67
Lipper                                                      Insured Municipal Bond Average                             8.39
Lipper                                                      Intermediate Muni Bonds                                    7.16
Lipper                                                      Intermediate (5-10) U.S. Government Funds                  8.08
Lipper                                                      Massachusetts Municipal Bond Funds                         8.64
Lipper                                                      Michigan Municipal Bond Funds                              8.50
Lipper                                                      Mid Cap Funds                                             19.76
Lipper                                                      Minnesota Municipal Bond Funds                             8.15
Lipper                                                      U.S. Government Money Market Funds                         4.90
Lipper                                                      New York Municipal Bond Funds                              8.99
Lipper                                                      North Carolina Municipal Bond Funds                        8.84
Lipper                                                      Ohio Municipal Bond Funds                                  8.16
Lipper                                                      Small Cap Funds                                           20.75
Lipper                                                      General U.S. Government Funds                              8.84
Lipper                                                      Pacific Region Funds-Ex-Japan                           (35.52)
Lipper                                                      International Funds                                        5.44
Lipper                                                      Balanced Funds                                            19.00
Lipper                                                      Tax-Exempt Money Market                                    3.08
Lipper                                                      Multi-Sector                                               8.77
Lipper                                                      Corporate Debt BBB                                        10.08
Lipper                                                      High Yield Municipal - Closed Ends                         9.66
Lipper                                                      High Current Yield - Closed Ends                          14.31
Lipper                                                      General Municipal Debt - Closed Ends                      10.26
Lipper                                                      Intermediate Investment Grade Debt                         8.57
Lipper                                                      Utilities                                                 26.01
Lipper                                                      Japan                                                    (14.07)
Lipper                                                      China                                                    (22.92)
Shearson Lehman                                             Composite Government Index                                 9.59
Shearson Lehman                                             Government/Corporate Index                                 9.76
Shearson Lehman                                             Long-term Government Index                                 9.58
Shearson Lehman                                             Municipal Bond Index                                       9.19
Shearson Lehman                                             U.S. Government 1-3                                        6.65
S&P                                                         S&P 500 Index                                             33.35
S&P                                                         Utility Index                                             24.65
S&P                                                         Barra Growth                                              36.38
S&P                                                         Barra Value                                               29.99
S&P                                                         Midcap 400                                                19.00
First Boston                                                High Yield Index                                          12.63





SOURCE                                                      CATEGORY                                             RETURN (%)
Swiss Bank                                                  10 Year U.S. Government (Corporate Bond)                  11.20
Swiss Bank                                                  10 Year United Kingdom (Corporate Bond)                   12.54
Swiss Bank                                                  10 Year France (Corporate Bond)                          (4.79)
Swiss Bank                                                  10 Year Germany (Corporate Bond)                         (6.13)
Swiss Bank                                                  10 Year Japan (Corporate Bond)                           (3.39)
Swiss Bank                                                  10 Year Canada (Corporate Bond)                            7.79
Swiss Bank                                                  10 Year Australia (Corporate Bond)                       (3.93)
Morgan Stanley Capital International                        10 Year Hong Kong (Equity)                                19.18
Morgan Stanley Capital International                        10 Year Belgium (Equity)                                  14.43
Morgan Stanley Capital International                        10 Year Austria (Equity)                                   7.58
Morgan Stanley Capital International                        10 Year France (Equity)                                   13.27
Morgan Stanley Capital International                        10 Year Netherlands (Equity)                              18.61
Morgan Stanley Capital International                        10 Year Japan (Equity)                                   (2.90)
Morgan Stanley Capital International                        10 Year Switzerland (Equity)                              18.53
Morgan Stanley Capital International                        10 Year United Kingdom (Equity)                           13.95
Morgan Stanley Capital International                        10 Year Germany (Equity)                                  13.75
Morgan Stanley Capital International                        10 Year Italy (Equity)                                     6.15
Morgan Stanley Capital International                        10 Year Sweden (Equity)                                   17.62
Morgan Stanley Capital International                        10 Year United States (Equity)                            17.39
Morgan Stanley Capital International                        10 Year Australia (Equity)                                 9.25
Morgan Stanley Capital International                        10 Year Norway (Equity)                                   13.29
Morgan Stanley Capital International                        10 Year Spain (Equity)                                    10.58
Morgan Stanley Capital International                        World GDP Index                                           13.35
Morgan Stanley Capital International                        Pacific Region Funds Ex-Japan                            (31.00)
Bureau of Labor Statistics                                  Consumer Price Index (Inflation)                           1.70
FHLB-San Francisco                                          11th District Cost-of-Funds Index                           N/A
Salomon                                                     Six-Month Treasury Bill                                    5.41
Salomon                                                     One-Year Constant-Maturity Treasury Rate                    N/A
Salomon                                                     Five-Year Constant-Maturity Treasury Rate                   N/A
Frank Russell Company                                       Russell 2000(R)Index                                      22.36
Frank Russell Company                                       Russell 1000(R)Value Index                                35.18
Frank Russell Company                                       Russell 1000(R)Growth Index                               30.49
Bloomberg                                                   NA                                                           NA
Credit Lyonnais                                             NA                                                           NA
Statistical Abstract of the U.S.                            NA                                                           NA
World Economic Outlook                                      NA                                                           NA

The Russell 2000(R) Index, the Russell 1000(R) Value Index and the Russell 1000(R) Growth Index are each a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

PART C          OTHER INFORMATION

Item 24.        Financial Statements and Exhibits

     (a)        Financial Statements:

                Included in Part A

                Summary of Expenses (for The Crabbe Huson Special Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Income Fund, Crabbe Huson Small Cap Fund, Crabbe Huson Equity Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Oregon Tax-Free Fund)

                The Fund's Financial History (for The Crabbe Huson Special Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Income Fund, Crabbe Huson Small Cap Fund, Crabbe Huson Equity Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Oregon Tax-Free
                Fund)

         Included in Part B are the financial statements contained in the Annual and Semi-Annual Reports for the Registrant's series, dated October 31, 1997 and April 30, 1998, respectively (which were previously filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940):

                           Fund                               Accession Number
 Annual Report to Shareholders:
         The Crabbe  Huson  Special  Fund  (TCHSF)          0001047469-98-001184
         Crabbe  Huson Small Cap Fund (CHSCF)               0001047469-98-001184
         Crabbe Huson Equity Fund (CHEF)                    0001047469-98-001184
         Crabbe Huson Income Fund (CHIF)                    0001047469-98-001184
         Crabbe Huson Real Estate Investment Fund (CHREIF)  0001047469-98-001184
         Crabbe Huson Oregon Tax-Free Fund (CHOTFF)         0001047469-98-001184
         Crabbe Huson Asset Allocation Fund (CHAAF)         0001047469-98-001184

 Semi-Annual Report to Shareholders:
         The Crabbe Huson Special Fund                      0001047469-98-025156
         Crabbe Huson Small Cap Fund                        0001047469-98-025156
         Crabbe Huson Equity Fund                           0001047469-98-025156
         Crabbe Huson Income Fund                           0001047469-98-025156
         Crabbe Huson Real Estate Investment Fund           0001047469-98-025156
         Crabbe Huson Oregon Tax-Free Fund                  0001047469-98-025156
         Crabbe Huson Asset Allocation Fund                 0001047469-98-025156

         The Financial Statements contained in each series' Annual Report and Semi-Annual Report are as follows:

         Schedule of Investments
         Statement of Assets and Liabilities
         Statement of Operations
         Statement of Changes in Net Assets
         Notes to Financial Statements
         Financial Highlights
         Independent Auditors Report (Annual Report to Shareholders only)

     (b)        Exhibits:

1                 Amendment No. 3 to the Agreement and Declaration of Trust (3)

2                 By-Laws (3)

3                 Not Applicable

4 Form of Specimen of share certificate (incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on March 20, 1996.)

5(a)              Form of Management Agreement (TCHSF, CHSCF, CHREIF, CHEF,
                  CHAAF)

5(b)              Form of Management Agreement (CHIF)

5(c)              Form of Management Agreement (CHOTFF)

6(a)              Form of Distributor's Contract with Liberty Funds Distributor,
                  Inc.

6(b)              Form of Selling Agreement with Liberty Funds Distributor, Inc.
                  (incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

6(c) Form of Bank and Bank Affiliated Selling Agreement (incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

6(d) Form of Asset Retention Agreement (incorporated herein by reference to Exhibit 6(d) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

7                 Not Applicable

8                 Form of Custody Agreement with State Street Bank and Trust
                  Company

9(a) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended with Colonial Investors Service Center, Inc.(incorporated herein by reference to Exhibit 9.(a) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

9(b) Form of Amendment to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement

9(c) Form of Amendment to Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended

9(d) Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc. (incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

9(e)              Form of  Amendment  to Appendix I of Pricing  and  Bookkeeping
                  Agreeement

9(f)              Form of Agreement and Plan of Reorganization (5)(TCHSF)

9(g)              Form of Agreement and Plan of Reorganization (5)(CHAAF)

9(h)              Form of Agreement and Plan of Reorganization (5)(CHIF)

9(i)              Form of Agreement and Plan of Reorganization (5)(CHEF)

9(j)              Form of Agreement and Plan of Reorganization (5)(CHOTFF)

9(k)              Form of Agreement and Plan of Reorganization (5)(CHSCF)

9(l)              Form of Agreement and Plan of Reorganization (5)(CHREIF)

9(m) Credit Agreement (incorporated by reference to Exhibit 9.(f) of Post-Effective Amendment No.19 to the Registration Statement of Colonial Trust V, Registration Nos. 33-12109 and 811-5030, filed with the Commission on May 20, 1996)

9(n)              Amendment No. 1 to the Credit Agreement (4)

9(o)              Amendment No. 2 to the Credit Agreement (4)

9(p)              Amendment No. 3 to the Credit Agreement (4)

10                Opinion and Consent of Counsel (3)

11                Consent of Independent Auditors

12                Not Applicable

13                Not Applicable

14(a) Form of Colonial Mutual Funds Money Purchase Pension and Profit Sharing Plan Document and Employee Communications Kit (4)

14(b) Form of Colonial Mutual Funds Money Purchase Pension and Profit Sharing Plan Establishment Booklet (4)

14(c) Form of Colonial IRA Application, Forms, Custodial Agreement and Disclosure Statement and Distribution Form (4)

14(d)             IRA Application and Fact Kit (4)

14(e) Form of Colonial Mutual Funds Simplified Employee Pension Plan and Salary Reduction Simplified Employee Pension Plan Application and Fact Kit (4)

14(f) Form of Colonial Mutual Funds 401(k) Plan Document, Trust Agreement and IRS Opinion Letter (incorporated herein by reference to Exhibit 14.(v) to Post-Effective Amendment No. 27 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on November 18, 1996)

14(g) Form of Colonial Mutual Funds 401(k) Plan Establishment Booklet and Employee Communications Kit (incorporated herein by reference to Exhibit 14.(vi) to Post-Effective Amendment No. 27 to the Registration Statement of Colonial Trust II, Registration Nos. 2-66976 and 811-3009, filed with the Commission on November 18, 1996)

14(h) Form of Colonial 401(k) Beneficiary Designation and Participant Enrollment Forms (4)

14(i) Form of Liberty Simple IRA Plan (incorporated herein by reference to Exhibit 14.(i) to Post-Effective Amendment No. 45 to the Registration Statement of Colonial Trust I, Registration Nos. 2-41251 and 811-2214, filed with the Commission on February, 1998)

14(j)             Form of Liberty Roth IRA (incorporated herein by reference to
                  Exhibit 14.(j) to Post-Effective Amendment No. 45 to the Registration Statement of Colonial Trust I, Registration Nos. 2-41251 and 811-2214, filed with the Commission on February,
                  1998)

15 Distribution Plan adopted pursuant to Section 12b-1 of the Investment Company Act of 1940, incorporated by reference to the Distributor's Contracts filed as Exhibit 6(a) hereto

16(a)             Calculation of Performance Information (Class A)(TCHSF)(5)

16(b)             Calculation of Performance Information (Class A)(CHAAF)(5)

16(c)             Calculation of Performance Information (Class A)(CHIF)(5)

16(d)             Calculation of Performance Information (Class A)(CHEF)(5)

16(e)             Calculation of Performance Information (Class A)(CHOTFF)(5)

16(f)             Calculation of Performance Information (Class A)(CHSCF)(5)

16(g)             Calculation of Performance Information (Class A)(CHREIF)(5)

16(h)             Calculation of Performance Information (Class I)(CHSCF)(5)

16(i)             Calculation of Performance Information (Class I)(CHAAF)(5)

16(k)             Calculation of Performance Information (Class I)(CHEF)(5)

16(l)             Calculation of Yield (TCHSF)(5)

16(m)             Calculation of Yield (CHAAF)(5)

16(n)             Calculation of Yield (CHIF)(5)

16(o)             Calculation of Yield (CHEF)(5)

16(p)             Calculation of Yield (CHOTFF)(5)

16(q)             Calculation of Yield (CHSCF)(5)

16(r)             Calculation of Yield (CHREIF)(5)

As of October 31, 1997:

17(a)             Financial Data Schedule (Class A)(CHSCF)

17(b)             Financial Data Schedule (Class I)(CHSCF)

17(c)             Financial Data Schedule (Class A)(CHOTFF)

17(d)             Financial Data Schedule (Class A)(CHAAF)

17(e)             Financial Data Schedule (Class I)(CHAAF)

17(f)             Financial Data Schedule (Class A)(CHEF)

17(g)             Financial Data Schedule (Class I)(CHEF)

17(h)             Financial Data Schedule (Class A)(CHIF)

17(i)             Financial Data Schedule (Class A)(CHREIF)

17(j)             Financial Data Schedule (Class A)(TCHSF)

As of April 30, 1998:

17(k)             Financial Data Schedule (Class A)(CHSCF)

17(l)             Financial Data Schedule (Class I)(CHSCF)

17(m)             Financial Data Schedule (Class A)(CHOTFF)

17(n)             Financial Data Schedule (Class A)(CHAAF)

17(o)             Financial Data Schedule (Class I)(CHAAF)

17(p)             Financial Data Schedule (Class A)(CHEF)

17(q)             Financial Data Schedule (Class I)(CHEF)

17(r)             Financial Data Schedule (Class A)(CHIF)

17(s)             Financial Data Schedule (Class A)(CHREIF)

17(t)             Financial Data Schedule (Class A)(TCHSF)

18(a) Power of Attorney for: Robert J. Birnbaum, Tom Bleasdale, Lora S. Collins, James E. Grinnell, Richard W. Lowry, William E. Mayer, James L. Moody, Jr., John J. Neuhauser and Robert L. Sullivan (4)

18(b)             Plan pursuant to Rule 18f-3(d) under the Investment Company
                  Act of 1940
---------------

      (1) Incorporated by reference to Post-Effective Amendment No. 94 to Form N-1A filed on or about July 28, 1995.

      (2) Incorporated by reference to Post-Effective Amendment No. 96 to Form N-1A filed on or about February 28, 1996.

      (3) Incorporated by reference to Post-Effective Amendment No. 97 to Form N-1A filed on or about February 13, 1997.

      (4) Incorporated by reference to Post-Effective Amendment No. 99 to Form N-1A filed on or about December 19, 1997.

      (5)          To be filed in a subsequent Amendment.

Item 25.              Persons Controlled by or under Common Group Control with
                      Registrant

                      None

Item 26.       Number of Holders of Securities

                                                      Number of Record Holders
          Title of Class                               as of July 24, 1997
          --------------                               ----------------------

          Shares of Beneficial Interest             0   - Class A record holders
                                                    0   - Class B record holders
                                                    0   - Class C record holders
                                                                   (TCHSF)

          Shares of Beneficial Interest             0   - Class A record holders
                                                    0   - Class B record holders
                                                    0   - Class C record holders
                                                    0   - Class I record holders
                                                                   (CHSCF)

          Shares of Beneficial Interest             0   - Class A record holders
                                                    0   - Class B record holders
                                                    0   - Class C record holders
                                                    0   - Class I record holders
                                                                   (CHIF)

          Shares of Beneficial Interest             0   - Class A record holders
                                                    0   - Class B record holders
                                                    0   - Class C record holders
                                                    0   - Class I record holders
                                                                   (CHAAF)

          Shares of Beneficial Interest             0   - Class A record holders
                                                    0   - Class B record holders
                                                    0   - Class C record holders
                                                    0   - Class I record holders
                                                                   (CHEF)

          Shares of Beneficial Interest             0   - Class A record holders
                                                    0   - Class B record holders
                                                    0   - Class C record holders
                                                                   (CHREIF)

          Shares of Beneficial Interest             0   - Class A record holders
                                                    0   - Class B record holders
                                                    0   - Class C record holders
                                                                   (CHORTFF)

Item 27.              Indemnification

                      See Article VIII of Amendment No. 3 to the Agreement and Declaration of Trust filed as Exhibit 1 hereto.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The business and other connections of the officers, directors of the Registrant's investment advisor, The Crabbe Huson Group, Inc., are listed on the Form ADV of The Crabbe Huson Group, Inc. as currently on file with the Commission (File No. 801-15154), the text of which is incorporated herein by reference. The following sections of such Form ADV are incorporated herein by reference: (a) Items 1 and 2 of Part 2, and (b) Section 6, Business Background of each Schedule D.

Item 29.  PRINCIPAL UNDERWRITER

(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI and Colonial Trust VII, Stein Roe Advisor Trust, Stein Roe Income Trust, Stein Roe Municipal Trust, Stein Roe Investment Trust and Stein Roe Trust.

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 21.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Anderson, Judith       V.P.                  None

Babbitt, Debra         V.P. and              None
                       Comp. Officer

Ballou, Rick           Sr. V.P.              None

Balzano, Christine R.  V.P.                  None

Bartlett, John         Managing Director     None

Blumenfeld, Alex       V.P.                  None

Brown, Beth            V.P.                  None

Burtman, Tracy         V.P.                  None

Butch, Tom             Sr. V.P.              None

Campbell, Patrick      V.P.                  None

Chrzanowski,           V.P.                  None
 Daniel

Claiborne,             V.P.                  None
 Douglas

Clapp, Elizabeth A.    Managing Director     None

Conlin, Nancy L.       Dir; Clerk            Secretary

Davey, Cynthia         Sr. V.P.              None

Desilets, Marian       V.P.                  None

Devaney, James         Sr. V.P.              None

DiMaio, Steve          V.P.                  None

Downey, Christopher    V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Feldman, David         Managing Director     None

Fifield, Robert        V.P.                  None

Gauger, Richard        V.P.                  None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Gibson, Stephen E.     Director; Chairman    President
                        of the Board

Goldberg, Matthew      Sr. V.P.              None

Guenard, Brian         V.P.                  None

Harrington, Tom        Sr. V.P.              None

Harris, Carla          V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Hussey, Robert         Sr. V.P.              None

Iudice, Jr., Philip    Treasurer and CFO     None

Jones, Cynthia         V.P.                  None

Jones, Jonathan        V.P.                  None

Karagiannis,           Managing Director     None
 Marilyn

Kelley, Terry M.       V.P.                  None

Kelson, David W.       Sr. V.P.              None

Libutti, Chris         V.P.                  None

Marcel, Anne           V.P.                  None

Martin, Peter          V.P.                  None

McCombs, Gregory       Sr. V.P.              None

McKenzie, Mary         V.P.                  None

Menchin, Catherine     V.P.                  None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morner, Patrick        V.P.                  None

Morse, Jonathan        V.P.                  None

O'Shea, Kevin          Managing Director     None

Piken, Keith           V.P.                  None

Place, Jeffrey         Managing Director     None

Predmore, Tracy        V.P.                  None

Quirk, Frank           V.P.                  None

Raftery-Arpino, Linda  V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Riegel, Joyce          V.P.                  None

Robb, Douglas          V.P.                  None

Sandberg, Travis       V.P.                  None

Scarlott, Rebecca      V.P.                  None

Schulman, David        Sr. V.P.              None

Scoon, Davey           Director              V.P.

Scott, Michael W.      Sr. V.P.              None

Sideropoulos, Lou      V.P.                  None

Smith, Darren          V.P.                  None

Soester, Trisha        V.P.                  None

Studer, Eric           V.P.                  None

Tambone, James         CEO                   None

Tasiopoulos, Lou       President             None

Tuttle, Brian          V.P.                  None

VanEtten, Keith H.     Sr. V.P.              None

Villanova, Paul        Sr. V.P.              None

Wallace, John          V.P.                  None

Walter, Heidi          V.P.                  None

Wess, Valerie          Sr. V.P.              None

Young, Deborah         V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA
02111.


Item 30.              Location of Accounts and Records

                      Registrant's accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are in the physical possession of the following:

                      Registrant
                         Rule 31a-1 (b) (4)
                         Rule 31a-2 (a) (1)

                      Colonial Management Associates, Inc.
                      One Financial Center, Boston, Massachusetts 02111
                         Rule 31a-1 (b) (1),  (2), (3), (5), (6), (7), (8), (9),
                         (10),  (11),  (12) Rule 31a-1  (d),  (f) Rule 31a-2 (a)
                         (1), (2), (c), (e)

                      Liberty Funds Distributor, Inc.
                      One Financial Center, Boston, Massachusetts 02111
                         Rule 31a-1 (d)
                         Rule 31a-2 (c)

                      State Street Bank and Trust Company
                      225 Franklin Street, Boston, Massachusetts 02110
                         Rule 31a-1 (b), (2), (3)
                         Rule 31a-2 (a) (2)

                      Colonial Investors Service Center, Inc.
                      P.O. Box 1722, Boston, Massachusetts 02105-1722
                         Rule 31a-1 (b) (2)
                         Rule 31a-1 (a) (2)

Item 31.              Management Services

                      See Item 5, Part A and Item 16, Part B

Item 32.              Undertakings

(a)                      Not Applicable

(b) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

(c) The Registrant hereby undertakes to furnish free of charge to each person to whom a prospectus is delivered, a copy of the applicable series' annual report to shareholders containing the information required by Item 5A of Form N-1A.

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Colonial Trust III is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by the Trust's Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 101 to its Registration Statement under the Securities Act of 1933 and the Post-Effective Amendment No. 42 under the Investment Company Act of 1940, to be signed in this City of Boston, and The Commonwealth of Massachusetts on this 24th day of July, 1998.


                               COLONIAL TRUST III



                           By: STEPHEN E. GIBSON
                              --------------------
                               Stephen E. Gibson
                               President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in their capacities as officers and Trustees of Colonial Trust III, and on the date indicated.

SIGNATURES                   TITLE                                   DATE


STEPHEN E. GIBSON         President (chief                        July 24, 1998
--------------------      executive officer)
Stephen E. Gibson



J. KEVIN CONNAUGHTON      Controller and Chief                    July 24, 1998
---------------------     Accounting Officer
J. Kevin Connaughton



TIMOTHY J. JACOBY         Treasurer and Chief                     July 24, 1998
--------------------      Financial Officer
Timothy J. Jacoby

ROBERT J. BIRNBAUM*
---------------------                   Trustee
Robert J. Birnbaum


TOM BLEASDALE*
---------------------                   Trustee
Tom Bleasdale


LORA S. COLLINS*
---------------------                   Trustee
Lora S. Collins


JAMES E. GRINNELL*
---------------------                   Trustee
James E. Grinnell


RICHARD W. LOWRY*
---------------------                   Trustee
Richard W. Lowry


WILLIAM E. MAYER*
---------------------                   Trustee
William E. Mayer


JAMES L. MOODY, JR. *
---------------------                   Trustee            *WILLIAM J. BALLOU
James L. Moody, Jr.                                         ------------------
                                                            William J. Ballou
                                                            Attorney-in-fact
                                                            July 24, 1998
JOHN J. NEUHAUSER*
---------------------                   Trustee
John J. Neuhauser


ROBERT L. SULLIVAN*
---------------------                   Trustee
Robert L. Sullivan

                                  EXHIBIT INDEX

Exhibit No.                      Exhibit Reference

5(a)              Form of Management Agreement (TCHSF, CHSCF, CHREIF, CHEF,
                  CHAAF)

5(b)              Form of Management Agreement (CHIF)

5(c)              Form of Management Agreement (CHOTFF)

6(a)              Form of Distributor's Contract with Liberty Funds Distributor,
                  Inc.

8                 Form of Custody Agreement with State Street Bank and Trust
                  Company

9(b) Form of Amendment to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement

9(c) Form of Amendment to Appendix I of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended

9(e)              Form of  Amendment  to Appendix I of Pricing  and  Bookkeeping
                  Agreeement

11                Consent of Independent Auditors

As of October 31, 1997:

17(a)             Financial Data Schedule (Class A)(CHSCF)

17(b)             Financial Data Schedule (Class I)(CHSCF)

17(c)             Financial Data Schedule (Class A)(CHOTFF)

17(d)             Financial Data Schedule (Class A)(CHAAF)

17(e)             Financial Data Schedule (Class I)(CHAAF)

17(f)             Financial Data Schedule (Class A)(CHEF)

17(g)             Financial Data Schedule (Class I)(CHEF)

17(h)             Financial Data Schedule (Class A)(CHIF)

17(i)             Financial Data Schedule (Class A)(CHREIF)

17(j)             Financial Data Schedule (Class A)(TCHSF)

As of April 30, 1998:

17(k)             Financial Data Schedule (Class A)(CHSCF)

17(l)             Financial Data Schedule (Class I)(CHSCF)

17(m)             Financial Data Schedule (Class A)(CHOTFF)

17(n)             Financial Data Schedule (Class A)(CHAAF)

17(o)             Financial Data Schedule (Class I)(CHAAF)

17(p)             Financial Data Schedule (Class A)(CHEF)

17(q)             Financial Data Schedule (Class I)(CHEF)

17(r)             Financial Data Schedule (Class A)(CHIF)

17(s)             Financial Data Schedule (Class A)(CHREIF)

17(t)             Financial Data Schedule (Class A)(TCHSF)

18(b)             Plan pursuant to Rule 18f-3(d) under the Investment Company
                  Act of 1940